As filed with the Securities and Exchange Commission on April 15, 2025
1933 Act Registration File No. 333-15881
1940 Act File No. 811-07917

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	73	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	74	[X]

WILSHIRE VARIABLE INSURANCE TRUST
(Exact Name of Registrant as Specified in Charter)

1299 Ocean Avenue, Suite 600
Santa Monica, California 90401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (866) 591-1568

(Name and Address of Agent for Service) Jason Schwarz c/o Wilshire Advisors LLC 1299 Ocean Avenue, Suite 600 Santa Monica, California 90401	Copy to: Renee M. Hardt Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to Rule 485(b).
[X]	on April 30, 2025 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	April 30, 2025

WILSHIRE
VARIABLE INSURANCE TRUST
Wilshire Global Allocation Fund
Shares of Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies.
Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 600
Santa Monica, CA 90401

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY

Wilshire Global Allocation Fund
Investment Objective
The Wilshire Global Allocation Fund (the “Global Allocation Fund” or the “Fund”) seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.
Fees and Expenses of the Global Allocation Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related variable contracts, and if such expenses were reflected, fees would be higher.
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment):

Management Fees(2)	0.11%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Acquired Fund Fees and Expenses(3)	0.86%
Total Annual Fund Operating Expenses	1.30%

(1)The Global Allocation Fund’s shareholders indirectly bear, pro rata, the expenses of the affiliated and unaffiliated mutual funds and exchange-traded funds (“Underlying Funds”) in which the Fund invests. These indirect expenses or Acquired Fund Fees and Expenses are not reflected in the Global Allocation Fund’s expense ratio as shown in the Financial Highlights table of the Prospectus.
(2)Wilshire Advisors LLC, the Fund’s investment adviser, (“Wilshire” or the “Adviser”) receives directly from the Fund a fee of 0.55% on the average daily net assets of the Fund that are not invested in the Underlying Funds advised by Wilshire. Future reallocation of the Global Allocation Fund’s investments in underlying funds could change the Management Fee.
(3)Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in shares of other funds, including money market funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the "Financial Highlights" section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses
Example: This example is intended to help you compare the cost of investing in the Global Allocation Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Allocation Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related variable contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$412	$713	$1,568
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Portfolio Turnover
The Global Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Allocation Fund’s performance. For the fiscal year ended December 31, 2024, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The Global Allocation Fund operates as a fund of funds and invests principally in mutual funds advised by Wilshire and may also invest in unaffiliated mutual funds and exchange-traded funds (“ETFs”) (“Underlying Funds”). The Fund typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by Wilshire in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Under normal circumstances, the Fund’s target asset allocation is generally 65% of its assets in Underlying Funds that provide exposure to equity securities and 35% of its assets in Underlying Funds that provide exposure to fixed income securities, with a range of 50% to 75% in equity funds and a range of 25% to 50% in fixed income funds. The Fund may temporarily exceed these percentage ranges and Wilshire may alter the percentage ranges when it deems appropriate.
Principal Risks
You may lose money by investing in the Global Allocation Fund. By investing in the Global Allocation Fund, an investor also assumes the same types of risks, indirectly as investing in the Underlying Funds. Investing in the Fund involves the following principal risks:
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; the spread of infectious illness or other public health issues in one or more countries or regions; geopolitical conflicts; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Fund of Funds Risk. Fund shareholders bear indirectly their proportionate share of the expenses of the Underlying Funds. Wilshire's selection and weighting of asset classes and allocation of investments in Underlying Funds may cause the Fund to underperform other funds with a similar investment objective. The Fund’s performance and risks correspond directly to the performance and risks of the Underlying Funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the Underlying Funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest. While Wilshire does not charge the Fund a management fee on assets allocated to Underlying Funds advised by Wilshire, Wilshire may earn different fees from certain affiliated Underlying Funds and may have an incentive to allocate more Fund assets to Underlying Funds from which it receives higher fees.
Asset Allocation Risk. Although asset allocation among different Underlying Funds, asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
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Affiliated Funds and Other Significant Investors Risk. A significant portion of the Fund’s shares are held by a limited number of shareholders. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.
The following are principal risks of the Fund due to its investment in Underlying Funds:
Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
Foreign Securities Risk. Foreign securities (including American depository receipts (ADRs) and global depository receipts (GDRs)) could be affected by factors not present in the United States, including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there may be less publicly available information about foreign companies and less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
Emerging Markets Risk. Certain Underlying Funds may invest in securities issued in countries with developing economies (i.e., emerging markets). Foreign investment risk may be particularly high to the extent a fund invests, in securities of issuers based in emerging markets. Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developing countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including those associated with trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. These securities may also present credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.
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Large-Cap Company Risk. Investments in larger, more established companies may involve risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Small-Cap Company Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply. When a fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in fund investment losses.
Style Risk. The Underlying Funds’ growth or value styles may perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, growth stocks over value stocks, or vice versa.
Sector Risk. If an Underlying Fund focuses in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the fund’s investments in that sector, which can increase the volatility of the fund’s performance.
Active Management Risk. Certain Underlying Funds are subject to active management risk, the risk that the investment techniques and risk analyses applied by the portfolio managers of the funds will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the fund’s portfolio. Active trading that can accompany active management will increase the expenses of the Underlying Funds because of brokerage charges, spreads or mark-up charges, which may lower a fund’s performance.
Performance
The information below provides an illustration of how the Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five-, and ten-year periods compare with broad-based securities market indexes and a composite index with characteristics relevant to the Fund. The total return figures do not reflect expenses that apply to the separate account or related variable contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Fund’s past investment performance does not necessarily indicate how it will perform in the future.
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Calendar Year Returns

Total Return
20%
10%
0%
-10%
-20%
0.04%
5.62%
15.16%
-7.30%
18.42%
11.93%
11.84%
-17.83%
16.44%
10.97%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the periods shown in the bar chart, the highest return for a quarter was 15.40% (quarter ended June 30, 2020) and the lowest return for a quarter was -17.99% (quarter ended March 31, 2020).
Average Annual Total Returns
(periods ended December 31, 2024)

	1 year	5 years	10 years
Global Allocation Fund	10.97%	5.86%	5.91%
MSCI All Country World Index Investable Market Index (reflects no deduction for fees, expenses or taxes)	16.37%	9.67%	9.00%
Bloomberg Global Aggregate Bond Index (Hedged) (reflects no deduction for fees, expenses or taxes)	3.40%	0.48%	2.01%
Stock/Bond Composite(1) (reflects no deduction for fees, expenses or taxes)	11.72%	6.65%	6.74%

(1) The Stock/Bond Composite shown above consists of 65% MSCI All Country World Index Investable Market Index and 35% Bloomberg Global Aggregate Index (Hedged).
Management
Adviser and Portfolio Managers
Wilshire Advisors LLC
Nathan Palmer, CFA, Managing Director and Portfolio Manager of Wilshire, serves as a portfolio manager for the Fund. He has served as Portfolio Manager of the Fund since 2016.
Anthony Wicklund, CFA, CAIA, Managing Director and Portfolio Manager of Wilshire, serves as a portfolio manager for the Fund. He has served as Portfolio Manager of the Fund since 2017.
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Josh Emanuel, CFA, Managing Director and Chief Investment Officer of Wilshire Advisors LLC, serves as portfolio manager for the Fund. He has served as Portfolio Manager of the Fund since 2017.
Suehyun Kim, Senior Vice President and Portfolio Manager of Wilshire, serves as a portfolio manager for the Fund. She has served as Portfolio Manager of the Fund since 2019.
Tax Information
While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity contract. An investor should refer to the prospectus for the variable annuity contract or to the retirement plan documents for tax information regarding those products.
Financial Intermediary Compensation
Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.
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PRINCIPAL STRATEGIES AND RISKS AND ADDITIONAL INFORMATION

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Fund is the only series in the Trust.
Global Allocation Fund
The Fund operates under a fund of funds structure. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of Underlying Funds in accordance with weightings determined by Wilshire. The investment objective of the Fund cannot be changed without the approval of a “majority of the outstanding voting securities.” A “majority of the outstanding voting securities” of the Fund is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares.
Under normal circumstances, the Fund’s target asset allocation is generally 65% of its assets in Underlying Funds that provide exposure to equity securities and 35% of its assets in Underlying Funds that provide exposure to fixed income securities, with a range of 50% to 75% in equity funds and a range of 25% to 50% in fixed income funds. The Fund may temporarily exceed these percentage ranges and may alter the percentage ranges when Wilshire deems appropriate. The Fund invests in Underlying Funds that provide exposure to a diversified portfolio of global debt and equity securities. The Fund invests in Underlying Funds that provide exposure to equity securities of companies from a variety of industries located anywhere in the world, including emerging markets. Under normal market conditions, the Fund seeks to invest 40% of its net assets in Underlying Funds that provide exposure to non-U.S. equity investments in at least three different countries. The fixed-income Underlying Funds invest in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries and may also invest in high-yield bonds rated below investment grade credit quality. The Fund may also invest directly in securities held by the Underlying Funds. The Fund’s mix of assets is regularly adjusted among the Underlying Funds. Changes in the investment allocation may occur several times within a year or over several years, depending upon market and economic conditions.
Under normal circumstances, the Fund intends to be fully invested. However, from time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in response to adverse market, economic, political or other conditions. During such periods, the Fund may not be able to achieve its investment objective.
Principal Risks
The following provides additional information on various types of instruments in which the Fund may invest and their associated risks. Because the Fund invests in shares of the Underlying Funds, the Fund indirectly invests in the same investments as the Underlying Funds. For a more detailed description of the various types of instruments in which the Fund or Underlying Funds may invest and the associated risks, please see the section entitled “Description of Securities and Risks” in the Statement of Additional Information (“SAI”).
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional or global level; geopolitical conflicts, including the war between Russia and Ukraine; and currency and interest rate fluctuations. U.S. and other economies are vulnerable economically to the impact of a public health crisis, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact the country’s economy and could affect the economies of its trading partners. There is also the possibility that the price of a security will fall because the market perceives that
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there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Fund of Funds Risk. Fund shareholders bear indirectly their proportionate share of the expenses of the Underlying Funds. Wilshire's selection and weighting of asset classes and allocation of investments in Underlying Funds may cause the Fund to underperform other funds with a similar investment objective. The Fund’s performance and risks correspond directly to the performance and risks of the Underlying Funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the Underlying Funds will achieve their investment objectives. While Wilshire does not charge the Fund a management fee on assets allocated to Underlying Funds advised by Wilshire, Wilshire may earn different fees from certain affiliated Underlying Funds and may have an incentive to allocate more Fund assets to Underlying Funds from which it receives higher fees.
Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Exchange-Traded Funds Risk. The Fund may invest in Underlying Funds structured as exchange-traded funds (ETFs). ETFs involve certain inherent risks generally associated with investments in a portfolio of common stocks, because ETFs trade on an exchange, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETF shares thus may trade at a premium or discount to their NAV. Moreover, a passively managed ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Like an actively managed mutual fund, actively managed ETFs are subject to the risk that analyses applied by the manager of the ETF will not produce the desired results and that the investment objective of the ETF will not be achieved.
Affiliated Funds and Other Significant Investors Risk. A significant portion of the Fund’s shares are held by a limited number of shareholders. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.
The following are principal risks of the Fund due to its investment in Underlying Funds:
Equity Securities Risk. Certain Underlying Funds may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Common stocks generally represent the riskiest investment in a company. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock holders. If the prices of the equity securities held by a fund fall, the fund’s NAV may be adversely affected. A fund may lose a substantial part, or even all, of its investment in a company’s stock. A fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the fund, particularly if the fund has a small asset base. There is no guarantee that as a fund’s assets grow, it will continue to experience substantially similar performance by
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investing in IPOs. A fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities, which are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government. An Underlying Fund may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, an Underlying Fund that invests in fixed-income securities is subject to the risk that interest rates may exhibit increased volatility, which could cause the Underlying Fund’s NAV to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting an Underlying Fund’s returns.
High Yield and Unrated Securities Risk. High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” Generally, high yield debt securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by a fund’s adviser or subadviser to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on a fund’s adviser or subadviser’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a fund’s ability to sell particular securities. In addition, a fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings.
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Foreign Securities Risk. Foreign securities (including American depository receipts (ADRs) and global depository receipts (GDRs)) could be affected by factors not present in the United States, including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there may be less publicly available information about foreign companies and less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the market prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the entire investment in a foreign security could be lost. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that a fund invests a significant amount of assets in companies located in one country or geographic region, in which case the fund may be more exposed to regional economic risks, and to the extent that a fund invests in securities of issuers in emerging markets. Investments in U.S. dollar-denominated securities of foreign issuers are also subject to many of the risks described above regarding securities of foreign issuers denominated in foreign currencies.
Emerging Markets Risk. Certain Underlying Funds may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) lack of access to reliable capital and market manipulation; (iv) certain national policies which may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) foreign taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) lower levels of government regulation and less extensive accounting, financial and other reporting requirements; and (viii) high rates of inflation for prolonged periods. Sovereign debt of emerging countries may be in default or present a greater risk of default.
Large-Cap Company Risk. Investments in larger, more established companies may involve certain risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.
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Small-Cap Company Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply than larger capitalized companies. When a fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in investment losses.
Derivatives Risk. An Underlying Fund may invest a percentage of its assets in derivatives, such as swaps, futures contracts and options contracts and currency transactions, to pursue its investment objective and to create economic leverage in the fund, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the fund’s portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose a fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose a fund to the performance of securities that the fund does not own. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if an adviser or sub-adviser of an Underlying Fund is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause a fund to realize higher amounts of short-term capital gains than if the fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose a fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which a fund invests.
Certain of the derivatives in which a fund invests are traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of a fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result, and similar to other privately negotiated contracts, a fund is subject to counterparty credit risk with respect to such derivative contracts.
Sector Risk. If a fund focuses in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the fund’s investments in that sector, which can increase the volatility of the fund’s performance.
Style Risk. The risk of investing in a style fund is the risk that the Underlying Funds’ growth or value styles will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, growth stocks over value stocks, or vice versa.
Active Management Risk. The Fund and certain Underlying Funds are subject to active management risk, which is the risk that the investment techniques and risk analyses applied by the portfolio managers of the funds will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the portfolio managers in connection with managing the fund’s portfolio. Active trading that can accompany active management will increase the expenses of the Fund and certain Underlying Funds because of brokerage charges, spreads or mark-up charges, which may lower a fund’s performance. Active trading could raise transaction costs, thereby lowering a fund’s returns, and could result in the fund recognizing greater amounts of income and capital gains, which the fund must distribute to shareholders to maintain its status as a
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regulated investment company for federal income tax purposes. There is no guarantee that the investment objective of the Fund or the funds will be achieved.
Additional Investment Strategies and Risks
Cyber Security Risks. The Adviser to the Fund and the Fund’s service providers’ use of the internet, technology and information systems may expose the Fund to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Fund’s NAV or data; access by an unauthorized party to proprietary information or Fund assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business. The Underlying Funds will also be subject to cyber security risks.
Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund or an Underlying Fund, the strategies used by a fund or the level of regulation or taxation applicable to a fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund or an Underlying Fund or taxation of shareholders.
Temporary Defensive Positions. Normally, the Fund invests substantially all of its assets in Underlying Funds to meet its investment objective. However, from time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in response to adverse market, economic, political or other conditions. During such periods, the Fund may not be able to achieve its investment objective.
Additional Information
The Fund reserves the ability to discontinue using a fund of funds structure and invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be notified in advance before the structure of the Fund is changed.
A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.
An investor in the Fund should understand that by investing indirectly in an Underlying Fund through the Fund, an investor bears not only his or her proportionate share of certain expenses of the Fund (such as operating costs), but also, indirectly, similar expenses of an Underlying Fund. However, an investor who chooses to invest directly in an Underlying Fund would not receive the asset allocation and rebalancing services provided by Wilshire.
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MANAGEMENT

The overall responsibility for the supervision of the affairs of the Fund rests with the Board of Trustees (the “Board”). As described below, the Board has approved contracts with others to provide certain services to the Fund.
Investment Adviser
Wilshire serves as the investment adviser to the Trust, a registered investment company under the 1940 Act. The Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund’s investment programs under an Investment Advisory Agreement. Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085. Wilshire was formed in 1972 and as of December 31, 2024, Wilshire’s total assets under advisement were $124 billion. Wilshire also provides investment technology products and investment consulting and provides equity investment services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Josh Emanuel, Nathan Palmer, Anthony Wicklund, Gary Tom, Cian Desmond, David Johnson, Joanna Bewick, William Beck, Robert Noe, Ryan Lennie, Steve Foresti, and Suehyun Kim. Josh Emanuel is chairman of the investment committee.
Wilshire’s duties under the Investment Advisory Agreement include either determining the underlying portfolios to be purchased, retained, or sold by the Fund or providing a continuous investment program for the Fund by recommending to the Board one or more unaffiliated subadvisers to provide a continuous investment program for the Fund or a portion of the Fund’s assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of the Fund’s assets. Wilshire currently invests the Fund’s assets in the Underlying Funds. In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board with such periodic and special reports as the Board may request.
If Wilshire selects subadvisers, Wilshire will determine the allocation of the Fund’s assets among those selected subadvisers. Wilshire selects subadvisers based upon a due diligence process that focuses on, but is not limited to, the subadvisers’ philosophy and process, people and organization, resources and performance. Pursuant to an exemptive order from the SEC, Wilshire, without shareholder approval, as normally would be required under the 1940 Act, may replace or add subadvisers and enter into sub-advisory agreements with these subadvisers upon approval of the Board. Within 90 days of the hiring of any new subadviser or the implementation of any proposed material change to a sub-advisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new subadviser or sub-advisory agreement, except as modified by exemptive relief. Moreover, Wilshire will not enter into a sub-advisory agreement with any subadviser that is an “affiliated person,” as defined in the 1940 Act, of the Trust or Wilshire, other than by reason of serving as a subadviser to one or more of the Trust’s funds, without shareholder approval. In addition, whenever a subadviser is hired or fired, Wilshire will provide the Board with information showing the expected impact on Wilshire’s profitability and will report such impact quarterly.
Information regarding the Board’s approval of the Investment Advisory Agreement for the Fund is included in the Annual Report on Form N-CSR for the fiscal year ended December 31, 2024.
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For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, Wilshire receives a gross advisory fee based on the Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Gross Advisory Fee Rate*
Global Allocation Fund
On the first $1 billion of Fund assets	0.55%
On Fund assets in excess of $1 billion	0.45%

*    The Fund invests in affiliated and unaffiliated Underlying Funds. Wilshire receives directly from the Fund a fee based on the average daily net assets of the Fund that are not invested in Underlying Funds advised by Wilshire.
Wilshire has contractually agreed to limit expenses for the Fund to 0.50% of average daily net assets of the Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through April 30, 2026. To the extent that the Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years from the date in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.
As a result of the Fund’s investments in funds other than the Underlying Funds, the Fund paid Wilshire net management fees for the fiscal year ended December 31, 2024, as follows:

Fund	Net Advisory Fee Rate
Global Allocation Fund	0.11%
During the year ended December 31, 2024, there were no waivers or recoupments. No amounts are subject to recoupment as of December 31, 2024.
Nathan R. Palmer, CFA, Anthony Wicklund, CFA, CAIA, Josh Emanuel, CFA, and Suehyun Kim are jointly responsible for the day to day management of the Global Allocation Fund. Mr. Palmer is Managing Director, Head of Portfolio Management, and Portfolio Manager of Wilshire and serves as Vice President to the Trust. Prior to joining Wilshire in 2011, Mr. Palmer was a Senior Investment Management Associate at Convergent Wealth Advisors (2009 to 2010), Director of Public Markets at California Institute of Technology (2008 to 2009) and Treasury Manager, Retirement Investments at Intel Corporation (2004 to 2008). He holds an MBA from New York University – Leonard N. Stern School of Business and a BA in Business Administration from the University of Washington and is a Chartered Financial Analyst.
Mr. Wicklund is Managing Director and Portfolio Manager of Wilshire. Prior to joining Wilshire in 2013, Mr. Wicklund was a Director of Risk Management with Convergent Wealth Advisors (2005 to 2013). Mr. Wicklund earned his BS in business administration, with a concentration in finance from the University of Oregon. He also holds an MBA from the Marshall School of Business, University of Southern California, with a concentration in investments and financial markets. Mr. Wicklund holds the Chartered Financial Analyst and Chartered Alternative Investment Analyst designations.
Mr. Emanuel, CFA, is Managing Director and Chief Investment Officer of Wilshire Advisors LLC and serves as Vice President to the Trust. Prior to joining Wilshire in 2015, Mr. Emanuel served as chief investment officer of The Elements Financial Group, LLC (2010 to 2015). Mr. Emanuel has a BA in Finance from the University of Pittsburgh and holds the Chartered Financial Analyst designation.
Ms. Kim is Senior Vice President and Portfolio Manager of Wilshire and serves as Vice President to the Trust. Prior to joining Wilshire in 2018, Ms. Kim served as Director of Cetera Financial Group (2011 to 2018). Ms. Kim
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holds an MBA from New York University – Leonard N. Stern School of Business and a BA in Liberal Arts, with a major in Economics from Columbia College, Columbia University.
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of shares in the Fund.
Additional Information
The Fund enters into contractual arrangements with various parties, including, among others, Wilshire, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

The Fund has adopted a Rule 12b-1 plan that provides for a fee of 0.25% of the Fund’s average net assets to compensate Foreside Fund Services, LLC (the “Distributor”) for distribution and other services. Because 12b-1 fees for distribution and shareholder services are paid out of the Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Distributor is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.
PURCHASES AND REDEMPTIONS

Shares of the Fund are currently sold only to insurance company separate accounts. Shareholder subscriptions and redemptions are effected at the price based on the next calculation of NAV per share after receipt of a request by the insurance company.
The Fund sells and redeems its shares at NAV per share, without a sales or redemption charge. The NAV of the Fund’s shares is determined on each day the New York Stock Exchange (“NYSE”) is open for trading at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). No valuations are made for any day that the NYSE is closed. The computation is made by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities.
The Fund’s initial investment in an ETF is valued at the ETF’s NAV or is valued at market price, depending upon whether the Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.
A security listed or traded on a domestic exchange is valued at its last sales price or closing price if available on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“Nasdaq”) System are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded OTC (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Fund’s pricing agent for such securities, if available, and otherwise are valued at amortized cost if the Adviser concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees (the “Board”) or are valued at fair value as
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determined in good faith by the Adviser. The Adviser has been named the Fund’s Valuation Designee to implement the daily pricing and fair valuation procedures of the Fund. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Adviser in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Investments in open-end registered investment companies are valued at the end of day NAV per share as reported by the underlying funds.
When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Valuation Designee’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.
Except in extraordinary circumstances and as permissible under the 1940 Act, redemption proceeds are paid on or before the seventh business day following the date the request for redemption is received.
The Fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. The Fund reserves the right to impose a redemption fee in the future.
Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling Fund assets. The Fund may borrow under a line of credit to meet redemption requests.
In addition to paying redemption proceeds in cash, the Fund reserves the right to make redemptions in kind (by redeeming shares for securities rather than cash). Redemptions in-kind will be made only under extraordinary circumstances and if Wilshire deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect the Fund’s operations. A redemption in-kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemptions in-kind are subject to federal income tax in the same manner as redemptions paid in cash.
Under normal market conditions, redemption in-kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Certain securities may be valued using estimated prices from one of the Trust’s approved pricing agents.
Customer Identification Program
Record owners of the Fund are the insurance companies that offer the Fund as a choice for holders of certain variable contracts. The Fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. When an insurance company opens an account, the Fund will ask for its name, address, and other information that will allow the Fund to identify the company. This information will be verified to ensure the identity of all persons opening an account.
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For certain insurance companies, the Fund might request additional information (for instance, the Fund would ask for documents such as the insurance company’s articles of incorporation) to help verify the insurance company’s identity.
The Fund will not complete the purchase of any Fund shares for an account until all required and requested identification information has been provided and the application has been submitted in proper order. Once the application is determined to be in proper order, Fund purchase(s) will be effected at the NAV per share next calculated.
The Fund may reject a new account application if the insurance company does not provide any required or requested identifying information, or for other reasons.
The Fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase Fund shares in a shareholder’s account); suspend account services; and/or involuntarily redeem the account if the Fund thinks that the account is being used for fraudulent or illegal purposes by the insurance company or by the variable contract owner; one or more of these actions will be taken when, at the sole discretion of the Fund, they are deemed to be in the Fund’s best interest or when the Fund is requested or compelled to do so by governmental authority or by applicable law.
The Fund may close and liquidate an account if they are unable to verify provided information, or for other reasons; if the Fund decides to close the account, the Fund shares held in the account will be redeemed at the NAV per share next calculated after the Fund determines to close the account; the insurance company may be subject to gain or loss on the redemption of the Fund shares and the insurance company may incur federal income tax liability.
Short-Term and Excessive Trading
The Trust and the Fund are designed for long-term investors. The Fund does not accommodate short-term or excessive trading and ask the insurance companies that offer the Fund for cooperation in discouraging such trading activity through their variable annuity. Such trading may present risks to other shareholders in the Fund, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Fund’s NAV and result in dilution to long-term shareholders.
To protect long-term shareholders, the Board has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Fund are only held as the underlying investment for variable contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Fund. The Trust is limited in its ability to enforce the Trust’s market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable contract owners. In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust’s market timing trading policy to their variable contract owners. As a result, there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.
Under agreements that the Trust or the Distributor have entered into with participating insurance companies, the Trust may request transaction information from participating insurance companies at any time to determine whether there has been short-term trading by the participating insurance companies’ customers. The Trust will request that the participating insurance company provide individual contract owner level detail to the Trust as its request. If short-term trading is detected at the contract owner level, the Trust will request that the participating insurance company (a) continue to monitor the contract owner, (b) issue the contract owner a warning, or (c) ban the contract owner from making further allocations to that Fund. The Trust reserves the right to reject or cancel all future purchase and exchange transactions if the Trust believes there appears to be a pattern of short-term or
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excessive trading activity. A participating insurance company may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Trust’s policies and procedures.
The Trust has entered into shareholder information agreements with participating insurance companies. Under such shareholder information agreements, the Trust may instruct a participating insurance company to restrict or prohibit further purchases or exchanges of Fund shares by a shareholder who has been identified by the Trust as having engaged in transactions of Fund shares that violate policies established by the Trust to eliminate or reduce any dilution of the value of the outstanding securities issued by the Trust.
The Fund invests in Underlying Funds which, in turn, may invest in small-cap or foreign securities, as well as such Underlying Funds may be more prone to market timing and time zone arbitrage.
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the Fund at the NAV determined on the dividend payment date.
Under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. Tax consequences to variable contract holders are described in your variable contract prospectus issued by the applicable insurance company separate account.
Additional information on these and other federal income tax matters relating to the Fund and its shareholders is included in the section entitled “Federal Income Tax Matters” in the SAI.
FINANCIAL HIGHLIGHTS

The financial highlights tables detail the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) if they invested in the Fund on the inception date. If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown. The information below has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm whose report, along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available on request.
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Global Allocation Fund
For a Fund Share Outstanding Throughout Each Year.

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$17.14	$15.49	$23.04	$22.09	$20.51

Income (loss) from investment operations:
Net investment income(a)	0.59	0.32	0.24	0.69	0.26
Net realized and unrealized gains (losses) on investments	1.30	2.15	(4.55)	1.88	2.12
Total from investment operations	1.89	2.47	(4.31)	2.57	2.38

Less distributions:
From net investment income	(0.34)	(0.22)	(0.71)	(0.28)	(0.39)
From realized capital gains	—	(0.60)	(2.53)	(1.34)	(0.41)
Total distributions	(0.34)	(0.82)	(3.24)	(1.62)	(0.80)

Net asset value, end of year	$18.69	$17.14	$15.49	$23.04	$22.09

Total return(b)	11.03%	16.44%	(17.83)%	11.84%	11.93%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$477,597	$471,679	$434,720	$566,770	$542,386
Operating expenses after fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly(c)	0.44%	0.44%	0.42%	0.40%	0.40%
Net investment income(a)	3.21%	1.95%	1.27%	2.94%	1.31%
Portfolio turnover rate	8%	3%	6%	8%	12%

(a)Net investment income was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(b)If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.
(c)These ratios do not include expenses of the underlying investment companies in which the Fund invests.
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OTHER INFORMATION

Shareholder Inquiries
For questions concerning investments in the Fund through your variable contract, please call/contact your insurance company or contact the Fund by calling (866) 591-1568 or by mail at Wilshire Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252.
Voting Rights
The Fund is available exclusively as a pooled funding vehicle for variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts. A Participating Insurance Company must vote the shares of the Fund held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of the Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from Contract Owners (i.e., echo voting). As a result, a small number of Contract Owners may determine the outcome of a proposal.
Householding Policy
In order to reduce printing and mailing expenses, only one copy of each prospectus will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

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Additional Information
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The financial statements included in the Fund’s annual report are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes.
The Fund’s shareholder reports will be made available on a website, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports, free of charge, at any time. You may also request to receive documents through e-delivery.
The SAI contains more detailed information about the Fund. The current SAI has been filed with the SEC and is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes.
To receive without charge, a copy of the annual and/or semi-annual reports of the Wilshire Variable Insurance Trust and/or a copy of the SAI for the Wilshire Variable Insurance Trust, please write to the address indicated below or call (866) 591-1568:
Wilshire Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, Missouri 64121-9252
The Fund’s annual and semi-annual reports and SAI are available, without charge, on the Fund’s website at https://www.wilshire.com/research-insights/product-literature.
Reports and other information about the Fund are also available:
•free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person has been authorized to give any information or to make any representations not contained in this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.
Investment Company Act File No. 811-07917
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STATEMENT OF ADDITIONAL INFORMATION
WILSHIRE VARIABLE INSURANCE TRUST
Wilshire Global Allocation Fund
April 30, 2025
This Statement of Additional Information (“SAI”) provides supplementary information for the series of funds of Wilshire Variable Insurance Trust (the “Trust”). This SAI is not a prospectus, but should be read in conjunction with the current prospectus of the Wilshire Global Allocation Fund (the “Global Allocation Fund” or the “Fund”) dated April 30, 2025, as supplemented from time to time. Copies of the prospectus and the Fund’s shareholder reports are available, without charge, by writing to the Wilshire Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252, or by calling (866) 591-1568.
The financial statements of the Fund for the fiscal year ended December 31, 2024 included in the Annual Report on Form N-CSR and the report dated February 28, 2025 of Cohen & Company, Ltd., the independent registered public accounting firm for the Fund, related thereto are incorporated into this SAI by reference. No other parts of the Annual Report are incorporated herein by reference.

THE TRUST AND THE FUND
The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is an open-end, diversified management investment company organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996. The Declaration of Trust permits the Trust to offer shares of separate funds. As of the date of this SAI, the Trust consists of the Global Allocation Fund (the “Fund”). All consideration received by the Trust for shares of the Fund and all assets of the Fund belong to the Fund and are subject to liabilities related thereto. In addition to the Fund described herein, the Trust reserves the right to create and issue shares of other funds.
The Trust employs Wilshire Advisors LLC (“Wilshire” or the “Adviser”) to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund’s investment program. As described below, under the fund of funds structure, the Adviser allocates the assets of the Fund among underlying affiliated funds, unaffiliated mutual funds and exchange-traded funds (the “Underlying Funds”). Underlying Funds include mutual funds advised by Wilshire, include the following series of Wilshire Mutual Funds, Inc.: the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire International Equity Fund, and the Wilshire Income Opportunities Fund.
The investment objectives and policies of the Fund are described in the Fund’s prospectus. Prospective purchasers should recognize that there are risks in the ownership of any security and that there can be no assurance that the investment objective of the Fund will be realized.
The Fund seeks to attain its investment objective by pursuing investment policies that call for investments in certain types of securities and by employing various investment strategies. These investment policies and strategies may be changed without shareholder approval. However, the Fund will not, as a matter of policy, change its investment policies without notice to its shareholders.
The Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a “majority of the outstanding shares of the Fund” as defined in the 1940 Act. In addition, the investment objective of the Fund may be changed only with the approval of a “majority of the outstanding shares of the Fund.”
ADDITIONAL INVESTMENT POLICIES
The following is a discussion of additional investment policies not discussed in the Fund’s prospectus.
The Fund of Funds Structure. The Fund is structured as a “fund of funds,” which means that the Fund attempts to implement its investment strategies by investing in Underlying Funds.
The Fund normally intends to invest all its assets in Underlying Funds; however, for temporary defensive purposes the Fund may invest up to 100% of its assets in high quality, short-term debt instruments. The Fund reserves the ability to convert from a “fund of funds” structure and to invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be notified before any such conversion occurs.

INVESTMENT RESTRICTIONS
The Fund operates under its fundamental investment restrictions, set forth below, which cannot be changed without the approval of a “majority of the outstanding voting securities.” The investment objective of the Fund also cannot be changed without the approval of a “majority of the outstanding voting securities.” A “majority of the outstanding voting securities” of the Fund is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares.
The Fund:
(1)    may not purchase securities other than the securities in which the Fund is authorized to invest;
(2)    may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;
(3)    may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;
(4)    may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;
(5)    may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;
(6)    may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;
(7)    may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;
(8)    may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities; and
(9)    shall be a “diversified company,” as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
The Fund is also subject to the following non-fundamental restriction, which may be changed by the Board of Trustees (the “Board”). The Fund may invest in securities of other investment companies, to the extent permitted under the 1940 Act.
The Fund may borrow from a line of credit to meet redemption requests or for other temporary purposes. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains.

DESCRIPTION OF SECURITIES AND RISKS
The Fund operates under a fund of funds structure. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of Underlying Funds in accordance with weightings determined by Wilshire. For the purpose of this section, references to investments by “the Fund” include the Underlying Funds.
Exchange-Traded Funds. Certain Underlying Funds may be structured as exchange-traded funds (ETFs). An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”); (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Most ETFs are investment companies. Therefore, a fund’s purchase of ETF shares generally is subject to the risks of a fund’s investments in other investment companies, which are described below under the heading “Investment Companies.”
Repurchase Agreements. Certain Underlying Funds may invest in repurchase agreements. Repurchase agreements are agreements under which a fund acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the investing fund will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve U.S. government or federal agency securities and, as utilized by a fund, include only those securities in which a fund may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week.
Lending Portfolio Securities. The Fund and certain Underlying Funds may seek additional income by lending securities on a short-term basis to banks, brokers and dealers. A fund may return a portion of the income earned to the borrower or a third party which is unaffiliated with the fund and acting as a “placing broker.”
The U.S. Securities and Exchange Commission (“SEC”) currently requires that the following lending conditions must be met: (1) the fund must receive from the borrower collateral (cash, U.S. government securities or irrevocable bank letters of credit) equal to at least 100% of the market value of the loaned securities; (2) the borrower must increase the collateral if the market value of the loaned securities rises above the level of the collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive a reasonable return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, a fund’s board must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) at the time of making a loan, no more than one-third of the fund’s total assets (including the value of the loan collateral) may be on loan.
Even though loans of portfolio securities are collateralized, a risk of loss of the loaned securities exists if an institution that borrows securities from a fund fails to return the securities and access to the collateral is prevented or delayed.
The Fund did not engage in securities lending during its most recent fiscal year.

Reverse Repurchase Agreements and Other Borrowings. Certain Underlying Funds may be authorized to borrow money and may invest in reverse repurchase agreements. If the securities held by a fund should decline in value while borrowings are outstanding, the NAV of a fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by a fund’s securities. A fund may borrow through reverse repurchase agreements under which a fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Reverse repurchase agreements involve the sale of money market or other securities held by a fund with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If a fund employs reverse repurchase agreements, the fund will use the proceeds to purchase other money market securities and instruments eligible for purchase by that fund either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, the Fund will segregate cash, U.S. government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. Certain Underlying Funds will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred because of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by a fund with the proceeds of the transaction may decline below the repurchase price of the securities that a fund is obligated to repurchase. For the Fund, reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 ⅓% of the value of their total assets. If the asset coverage for such borrowings falls below 300%, a fund will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage.
High-Yield (High-Risk) Securities. To the extent a fund invests in high-yield (high-risk) securities (commonly referred to as “junk bonds”), the following sections are applicable. High-yield (high-risk) securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as “C” by Moody’s, S&P or by Fitch Ratings Ltd. (“Fitch”); (ii) commercial paper rated as low as “C” by S&P, “Not Prime” by Moody’s, or “Fitch 4” by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments more than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a NAV.
As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will a fund’s NAV. If a fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in the subsection “Liquidity and Valuation”), a fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force a fund to sell the more liquid portion of its portfolio.
Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer can refinance the securities, or otherwise redeem them, a fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a fund.
Credit Ratings. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations may be more dependent on the credit analysis of a fund’s adviser and/or sub-adviser than would be the case with investments in investment-grade debt obligations.
Liquidity and Valuation. A fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. If a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a fund’s NAV and ability to dispose of particular securities, when necessary to meet a fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perception, whether based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
Warrants. Certain Underlying Funds may invest in warrants. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period. While warrants may be traded, there is often no secondary market for them. Moreover, they are usually issued by the issuer of the security to which they relate. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the investing fund’s investment in them will be lost.
Rights Offerings. Certain Underlying Funds may participate in rights offerings, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period. Subscription rights normally have a short life span to expiration. The purchase of rights involves the risk that a fund could lose the purchase value of a right if the right to subscribe to additional shares is not exercised prior to the rights’ expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Convertible Preferred Stocks and Debt Securities. Certain Underlying Funds may invest in convertible preferred stock and debt securities. Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.
Preferred Equity Redemption Cumulative Stock. Certain Underlying Funds may invest in preferred equity redemption cumulative stock. Preferred equity redemption cumulative stock (“PERCS”) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date. PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company’s common stock. However, the terms of PERCS limit an investor’s ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.
Adjustable Rate Mortgage Securities. Certain Underlying Funds may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities (ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. If a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.
Types of Credit Enhancement. Mortgage-backed securities (MBS) and asset-backed securities (“ABS”) are often backed by a pool of assets representing the obligations of many different parties. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or unanticipated losses could adversely affect the return on an investment in a security. A fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. Certain types of structured products may also have structural features, including diversions of cash flow, waterfalls, over-collateralization and other performance tests, and triggers, which may provide credit protection.

Foreign Custody Risk. Certain Underlying Funds may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit a fund’s ability to recover its assets if a foreign bank or depository enters into bankruptcy.
Foreign Securities. Certain Underlying Funds may invest in foreign securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investments in those countries. Russia’s assertion of influence in its surrounding region, including its invasion of Ukraine, increases the likelihood of additional sanctions by the United States and other countries or the imposition of sanctions by additional countries, which may cause volatility in the markets. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Certain Underlying Funds may invest in securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depositary Receipts (ADRs). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a fund’s investment policies, investments in ADRs will likely be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.
Emerging Markets Securities. Certain Underlying Funds may invest in emerging markets securities. Emerging markets securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency. Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Underlying Funds could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the fund’s portfolio. Expropriation, confiscatory taxation, nationalization, geopolitical conflicts and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.
Real Estate Investment Trusts (“REITs”). Certain Underlying Funds may invest in REITs. REITs pool investor’s funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs”. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A REIT will not invest in real estate directly, but only in securities issued by real estate companies. However, a REIT may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investment in REITs may subject a fund’s shareholders to duplicate management and administrative fees.
Forward Foreign Currency Exchange Contracts. Certain Underlying Funds may invest in foreign currencies. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a fund to establish a rate of exchange for a future point in time. A fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the “Euro” used by certain European Countries) relative to the U.S. dollar in connection with specific fund transactions or with respect to Fund positions.
Dollar Roll Transactions. Certain Underlying Funds may engage in dollar roll transactions, which consist of the sale by the fund to a bank or broker/dealer (the “counterparty”) of the Government National Mortgage Association (“GNMA”) certificates or other MBS together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. Certain Underlying Funds receives a fee from the counterparty as consideration for entering into a commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date. The security sold by a fund that is subject to repurchase at such future date may not be an existing security in the fund’s holdings. As part of a dollar roll transaction, this is not considered to be a short sale event.
Dollar rolls may be treated, for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, the fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging the fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund’s borrowing.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
Strategic Transactions and Derivatives. Certain Underlying Funds may, but are not necessarily required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in such fund’s portfolio or to enhance potential gain. These strategies may be executed with derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.
In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter (OTC) put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the fund portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of certain Underlying Funds’ assets (up to limits permitted under the 1940 Act with respect to certain other Underlying Funds) will be committed to Strategic Transactions entered into for non-hedging purposes. Any of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the fund’s ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Certain Underlying Funds will purchase, sell or enter into Strategic Transactions involving financial futures and options thereon only for bona de hedging, risk management or portfolio management purposes and not for speculative purposes. The

Income and certain other Underlying Funds may use Strategic Transactions for non-hedging purposes to enhance potential gain.
Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the fund’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses because of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.
In addition to the instruments and strategies discussed in this section, a fund may discover additional opportunities in connection with derivatives, strategic transactions and other similar or related techniques. These new opportunities may become available as a fund’s portfolio manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivatives, strategic transactions and other techniques are developed. A fund’s portfolio manager may utilize these opportunities and techniques to the extent that they are consistent a fund’s investment objective and investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from, or in addition to, those summarized herein.
Derivatives Regulations. The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on an Underlying Fund’s investment strategies is not yet fully ascertainable.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. While certain of the Dodd-Frank provisions have been adopted, other rules are not yet final; therefore, it is unclear how regulators will exercise their expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect a fund or its investments. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could restrict the ability of a fund to use certain instruments as part of its investment strategy, increase the costs of using these instruments or make them less effective. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way the financial services industry is regulated. In particular, new position limits imposed on a fund’s counterparties may impact its ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to a fund including capital requirements, changes to the CFTC speculative position limits regime, and mandatory clearing, may increase the cost of a fund’s investments and cost of doing business, which would adversely affect investors.
General Characteristics of Options. To the extent consistent with their respective investment objectives, certain Underlying Funds may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. Thus, the following general discussion relates to various types of options. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund, the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option, on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American-style put or call option may be exercised at any time during the option period thereto. A fund may purchase and sell exchange-listed options and OTC options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example but is also applicable to other financial intermediaries.
With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the underlying instrument.
A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated bent of the transaction. Accordingly, the fund must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.
If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the fund’s income. The sale of put options can also provide income. An Underlying Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, MBS, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities, indices, currencies and futures contracts. Calls sold by a fund must be “covered” (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even if a fund would receive the option premium to help protect it against loss, a call sold by a fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.
A fund may purchase and sell put options on securities including U.S. Treasury and agency securities, MBS, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether they hold the above securities in their portfolios), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Underlying Funds will sell put options in accordance with the 1940 Act. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.
When a fund purchases a put option, the premium paid by it is recorded as an asset of the fund. When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of the fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by a fund expires unexercised, the fund realizes a loss equal to the premium paid. If a fund enters into a closing sale transaction on an option purchased by it, the fund will realize a gain if the premium received by the fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a fund expires on the stipulated expiration date or if a fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.
There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
General Characteristics of Futures. To the extent consistent with their respective investment objectives, certain Underlying Funds may enter into financial futures contracts or purchase or sell put and call options on such futures primarily as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Certain Underlying Funds may also engage in futures for speculative purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.
The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.
A fund’s use of financial futures and options thereon will be consistent with applicable regulatory requirements and the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited daily, as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.
Options on Securities Indices and Other Financial Indices. Certain Underlying Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
Hybrid Securities. Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Synthetic Investment Risk. Certain Underlying Funds may be exposed to certain additional risks should the fund use derivatives transactions to synthetically implement the fund’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that a fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact a fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment a fund is seeking to replicate. There can be no assurance that the portfolio manager’s judgments regarding the correlation of any particular synthetic investment will be correct. A fund may be exposed to certain additional risks associated with derivatives transactions should the fund use derivatives to synthetically implement the fund’s investment strategies. A fund would be subject to counterparty risk in connection with such transactions. If a fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period. During such period, a fund may not be able to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that a fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact a fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events, such as a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, a fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.
Currency Transactions. Underlying Funds may generally invest up to 1940 Act limits of its assets in such transactions for non-hedging purposes subject to such fund’s other investment restrictions. An Underlying Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps may be limited to hedging involving either specific transactions or portfolio positions. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.
Except as noted above, a fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps may be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
Certain Underlying Funds may be limited to hedge currency exposure greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross-hedging as described below.
Certain Underlying Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.
Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
Risks Relating to Inflation-Indexed Securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money. Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of investments. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon. Inflation-protected bonds normally will decline in market price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses.
Combined Transactions. Certain Underlying Funds may enter into multiple transactions, which may include multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of a fund’s portfolio manager, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the fund’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which certain Underlying Funds may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. A fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
An Underlying Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the fund receiving or paying only the net amount of the two payments. Since these swaps, caps, floors and collars are entered into for good-faith hedging purposes, such obligations may not constitute senior securities under the 1940 Act, and, accordingly, may not treat them as being subject to the 1940 Act’s borrowing restrictions. A fund may be prohibited from entering into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the fund. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction.
Eurodollar Instruments. Certain Underlying Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options that are linked to the Secured Overnight Funding Rate (“SOFR”) or another reference rate. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.
Euro Risk. Certain Underlying Funds may invest in securities issued by companies operating in Europe. Investments in a single region, even though representing many different countries within the region, may be affected by common economic forces and other factors. A fund may be subject to greater risk of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which a fund is not invested may adversely affect the security values and thus a fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and these member states no longer have the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. European financial markets have recently experienced volatility and have been adversely affected by concerns of economic downturns, credit rating downgrades, rising government debt and possible default on or restructuring of government debt in several European countries. The United Kingdom withdrew from the EU on January 31, 2020, following a June 2016 referendum referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s longer term ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the United Kingdom’s economy may continue to be a source of instability and cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.
Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lower trading volume and liquidity.

Variable and Floating Rate Instruments. Certain Underlying Funds may invest in variable and floating rate instruments. With respect to purchasable variable and floating rate instruments, the fund will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Certificates of Deposit and Bankers’ Acceptances Risk. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Mortgage-Backed Securities. Certain Underlying Funds may invest in MBS, which represent interests in pools of mortgage loans made by lenders such as commercial banks and savings and loan institutions. Pools of mortgage loans are assembled for sale to investors by various government-related organizations. There are several important differences among the agencies and instrumentalities of the U.S. government that issue MBS and among the securities that they issue.
MBS guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. MBS issued by the Federal National Mortgage Association (“FNMA”) include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBS issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. While the purchase programs for MBS ended in 2010, the U.S. Treasury continued its support of the entities’ capital as necessary to prevent a negative net worth. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.
MBS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the majority of MBS) is approximately 12 years. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.
Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (“Mortgage Assets”). Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including depositary institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.
In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in several different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO. Generally, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on MBS.
Certain Underlying Funds may invest in CMOs, including but not limited to, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are considered in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
Asset-Backed Securities. Certain Underlying Funds may also invest in ABS, which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. ABS are subject to risks similar to those discussed above with respect to MBS.
Automobile Receivable Securities. ABS may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.
Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.
Credit Card Receivable Securities. ABS may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. To lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of many state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other ABS, Accounts are unsecured obligations of the cardholder.
Methods of Allocating Cash Flows. While many ABS are issued with only one class of security, many ABS are issued in more than one class, each with different payment terms. Multiple class ABS are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes (See “Types of Credit Support”). Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (ABS entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-ABS, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.
ABS in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.
Types of Credit Support. ABS are often backed by a pool of assets representing the obligations of several different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of ABS with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class ABS with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and ABS that have “reserve portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the ABS and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or unanticipated losses could adversely affect the return on an investment in an ABS. Additionally, if the letter of credit is exhausted, holders of ABS may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.
Structured Notes. Certain Underlying Funds may invest in structured notes. Structured notes are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date. Structured notes are typically privately negotiated transactions between two or more parties. A fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes. If one of the underlying corporate credit instruments defaults, a fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and a fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.
Credit-Linked Notes. Certain Underlying Funds may invest in credit-linked notes. Credit-linked notes are a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. A fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.
Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, a fund may receive the security that has defaulted, and a fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. A fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. A fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.
Collateralized Debt Obligations (CDOs). Certain Underlying Funds may invest in CDOs. A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, per their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and ABS. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.
A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of a fund.
The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which a fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to a fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.
Corporate Bonds. Certain Underlying Funds may invest in corporate bonds. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.
The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
Distressed Company Risk. Certain Underlying Funds may invest in securities of distressed companies that may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a fund’s ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, a fund may lose its entire investment.
U.S. Government Obligations. Certain Underlying Funds may invest in U.S. government obligations. U.S. government obligations are direct obligations of the U.S. government and are supported by the full faith and credit of the U.S. government. U.S. government agency securities are issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. government; others are backed by the agency’s right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities. Examples of the types of U.S. government obligations which a fund may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank.
Supranational Organization Obligations. Certain Underlying Funds may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.
Municipal Securities. Certain Underlying Funds may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for federal income tax purposes (“Municipal Bonds”). Certain Underlying Funds may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a fund’s shares to be exempt from state and local taxes of the designated state. Certain Underlying Funds may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, under the expectation that securities pay interest excludable from gross income for purposes of federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax- Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law.
A fund cannot guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may also be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of a fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of a fund’s holdings would be affected, and the investment objectives and policies of a fund would likely be re-evaluated.
Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.
The marketability, valuation or liquidity of Municipal Bonds may be negatively affected if states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect a fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event of bankruptcy. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by a fund.
Certain Underlying Funds may also invest in taxable municipal bonds that do not qualify for federal support. Taxable municipal bonds are municipal bonds in which interest paid to the bondholder does not qualify as tax-exempt for federal income tax purposes because of the use to which the bond proceeds are put by the municipal borrower. Although taxable municipal bonds are subject to federal income taxation, they may not be subject to taxation by the state in which the municipal issuer is located.
Municipal Bond Insurance. Certain Underlying Funds may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.
Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in a fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.
Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the entire municipal bond market. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that
Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.
Commercial Paper. The Fund and certain Underlying Funds may purchase commercial paper rated (at the time of purchase) A 1 by S&P or Prime 1 by Moody’s or, when deemed advisable by a fund’s adviser or subadviser, “high quality” issues rated A 2 or Prime 2 by S&P or Moody’s, respectively. These ratings are described in Appendix A. Certain Underlying Funds may also purchase lower-rated, or unrated, commercial paper.
Commercial paper purchasable by a fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as a fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.
Asset-Backed Commercial Paper. Certain Underlying Funds may purchase asset-backed commercial paper. Asset-backed commercial paper is commercial paper collateralized by other financial assets. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.
Investment Grade Debt Obligations. Certain Underlying Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this SAI for a description of applicable securities ratings.
When-Issued Purchase and Forward Commitments. Certain Underlying Funds may enter into “when-issued” and “forward” commitments, including, TBA purchase commitments, to purchase or sell securities at a fixed price at a future date. When a fund agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account. Normally fund securities to satisfy a purchase commitment will be set aside, and in such a case a fund, may be required subsequently to place additional assets in the separate account to ensure that the value of the account remains equal to the amount of a fund’s commitments. It may be expected that the market value of a fund’s net assets will fluctuate to a greater degree when it sets aside fund securities to cover such purchase commitments than when it sets aside cash.
If deemed advisable as a matter of investment strategy, a fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to an Underlying Fund on the settlement date. In these cases, a fund may recognize a taxable capital gain or loss. When a fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is considered when determining the market value of a fund starting on the day the fund agrees to purchase the securities. A fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
Investment Companies. In connection with the management of its daily cash position, the Fund and certain Underlying Funds may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 NAV per share. Certain Underlying Funds may purchase shares of investment companies investing primarily in foreign securities, including so-called “country funds.” Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses a fund bears directly in connection with its own operations.
Rule 12d1-1, under the 1940 Act, permits a fund to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with a fund investment objectives and policies. As a shareholder in an investment company, a fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.
Under the 1940 Act, subject to a fund’s own more restrictive limitations, if applicable a fund’s investment in securities issued by other investment companies, subject to certain exceptions (including those that apply to the Fund’s investment in Underlying Funds), currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the fund's total assets with respect to any one investment company and (3) 10% of the fund’s total assets in the aggregate (such limits do not apply to investments in money market funds).

Rule 12d1-4 permits additional types of fund of fund arrangements without an exemptive order, including investments in excess of the limits described above. The rule imposes certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
Loans Generally. Certain Underlying Funds invest in fixed and floating rate loans. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans, unfunded commitments, PIK and toggle loans, and other floating rate loans. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). A loan may be structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the loan on behalf of all the lenders.
This lender is referred to as the agent bank. The agent bank is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In addition, an institution, typically, but not always the agent bank, holds any collateral on behalf of the lenders.
Generally, a fund may invest in a loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender, which represent a fractional interest in a loan. A fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If a fund purchases an assignment from a lender, it will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a fund purchases a participation interest either from a lender or a participant, the fund typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, a fund is subject to the credit risk of the lender or participant who sold the participation interest to the fund, in addition to the usual credit risk of the borrower. Therefore, when a fund invests in syndicated bank loans through the purchase of participation interests, an adviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the fund and a borrower.
Purchases of syndicated bank loans in the market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by a fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by a fund through the amortization of the purchase price discount. A fund may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.
A loan may be secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such loan. An adviser generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following a fund’s investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, a fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.

In the process of buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. When a fund buys or sells a loan it may pay a fee.
Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which a fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities.
Additional Information About Senior Bank Loans. Certain Underlying Funds invest in Senior Bank Loans. The risks associated with Senior Bank Loans of below-investment grade quality are similar to the risks of other lower grade income securities, although Senior Bank Loans are typically senior and secured in contrast to subordinated and unsecured income securities. Senior Bank Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade income securities, which may have fixed interest rates.
Economic and other events (whether real or perceived) can reduce the demand for certain Senior Bank Loans or Senior Bank Loans generally, which may reduce market prices and cause a fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.
Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require a fund to invest assets at lower yields. No active trading market may exist for certain Senior Bank Loans, which may impair the ability of a fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.
Additional Information About Second Lien Loans. Certain Underlying Funds may invest in second lien loans. Second lien loans are subject to the same risks associated with investment in Senior Loans, Senior Bank Loans, and other lower grade Income Securities. However, second lien loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.
Additional Information About Subordinated Secured Loans. Certain Underlying Funds may invest in subordinated secured loans. Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, second lien loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, second lien loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and second lien loans and may be less liquid.
Additional Information About Unsecured Loans. Certain Underlying Funds may invest in unsecured loans. Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, second lien loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, second lien loans and subordinated secured loans and may be less liquid.
Debtor-In-Possession (DIP) Loan Risks. DIP financings are subject to additional risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a fund’s only recourse will be against the property securing the DIP financing.
Mortgage Backed Securities Risks. Certain Underlying Funds may invest in MBS. MBS represent an interest in a pool of mortgages. MBS are subject to certain risks: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, a fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the fund to additional risk.
When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. Certain Underlying Funds may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages. Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by a fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that a fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the fund’s principal investment to the extent of premium paid. MBS generally are classified as either commercial mortgage-backed securities (CMBS) or residential mortgage-backed securities (RMBS), each of which are subject to certain specific risks.
Commercial mortgage-backed securities risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single family MBS. CMBS are subject to particular risks. CMBS lack of standardized terms, have shorter maturities than residential mortgage loans and provide for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.
Residential mortgage-backed securities risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by many factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.
Stripped MBS risk. Stripped MBS may be subject to additional risks. One type of stripped MBS pays to one class all of the interest from the mortgage assets (the interest only or IO class), while the other class will receive all of the principal (the principal only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, a fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.
Sub-prime mortgage market risk. The residential mortgage market in the U.S. has experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Reduced investor demand for mortgage loans and MBS and increased investor yield requirements can limit liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS.
A rise in interest rates will generally cause the value of debt securities to decrease. Actions by governments and central banking authorities may result in increases in interest rates. Conversely, a decrease in interest rates will generally cause the value of debt securities to increase. Interest rate declines may also increase prepayments of debt obligations. Consequently, changes in interest rates may have a significant effect on a fund, especially if such fund is holding a significant portion of its assets in debt securities that are particularly sensitive to interest rate fluctuations, such as debt securities with longer maturities, zero coupon bonds, and debentures. The fund may be subject to greater risk of rising interest rates due to the current period of historically low interest rates. Interest rate changes may have different effects on the values of mortgage-related securities held by a fund because of prepayment and extension risks.
Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.
Short Sale and Short Exposure Risk. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes a fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject a fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. The use of short sales may cause a fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect a fund’s ability to engage in short selling.
Sector Risk. If a fund focuses in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the fund’s investments in that sector, which can increase the volatility of its performance.
Special Situation Investments/Securities in Default Risk. Investments in the securities and debt of distressed issuers or issuers in default (“Special Situation Investments”) involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.
Cyber Security Risk. Investment companies such as the Fund and the Underlying Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting a fund or its adviser, subadvisers, custodian, transfer agent and other third-party service providers may adversely impact a fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a fund to regulatory fines or financial losses, and cause reputational damage. A fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a fund may invest, which could result in materials adverse consequences for such issuers and may cause a fund’s investment in such portfolio companies to lose value.
Legislation and Regulation Risk. As a result of the dislocation of the credit markets during the 2008 recession, the securitization industry has become subject to additional and changing regulation. For example, pursuant to the Dodd-Frank Act, which went into effect on July 21, 2010, various federal agencies have promulgated, or are in the process of promulgating, regulations, and rules on various issues that affect securitizations, including: rule requiring that sponsors in securitizations retain 5% of the credit risk associated with securities they issue; requirements for additional disclosure; requirements for additional review and reporting; rules for swaps (including those used by securitizations); and certain restrictions designed to prohibit conflicts of interest. Other regulations have been and may ultimately be adopted. The risk retention rule (as it relates to CMBS) took effect in December 2016 and requires retention of at least 5% of the fair value of all securities issued in connection with a securitization. The risk (with respect to CMBS) must be retained by a sponsor (generally an issuer or certain mortgage loan originators) or, upon satisfaction of certain requirements, up to two third-party purchasers of interests in the securitization. The risk retention rules and other rules and regulations that have been adopted or may be adopted may alter the structure of securitizations, reduce or eliminate economic benefits of participation in securitizations, and could discourage traditional issuers, underwriters or other participants from participating in future securitization. Any of these outcomes could reduce the market for CMBS in which a fund seeks suitable investments or otherwise adversely affect a fund’s ability to achieve its investment objective.
PORTFOLIO TURNOVER
The Fund’s portfolio turnover rate is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. Although the Fund’s annual portfolio turnover rate cannot be accurately predicted, the Adviser anticipates that the Fund’s portfolio turnover rate normally will be below 100%. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. High turnover involves correspondingly greater commission expenses and transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see “Federal Income Tax Matters”).
The Fund does not intend to use short-term trading as a primary means of achieving its respective investment objectives. Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.
The portfolio turnover rates for the Fund for the two most recent fiscal years ended December 31, are detailed in the table below.

Name of Fund	2024	2023
Global Allocation Fund	8%	3%

MANAGEMENT OF THE FUND
A listing of the Trustees and officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and officer is 1299 Ocean Avenue, Suite 600, Santa Monica, California 90401.

Name and Age	Position Held with The Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Matt Forstenhausler, 65	Trustee	Since 2023	Retired; formerly Partner, Ernst Young LLP (1981 to 2019)	8	Wilshire Mutual Funds, Inc. (7 Funds); Sierra Income Fund (2020-2022); Sound Point Meridian Capital; Corient Registered Alternatives
Edward Gubman, 74	Trustee	Since 2011	Retired; formerly Founder and Principal, Strategic Talent Solutions (2004 to 2009); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000)	8	Wilshire Mutual Funds, Inc. (7 Funds)
Elizabeth A. Levy-Navarro, 62	Trustee	Since 2019	Corporate Advisor, Summit Strategy (2018 to 2023); Chief Executive Officer, Orrington Strategies (2002 to 2017); Partner, Practice Leader, and Operating Committee Member for The Cambridge Group (1993 to 2002).	8	Wilshire Mutual Funds, Inc. (7 Funds); Northwestern Mutual Series Fund
Julian F. Sluyters, 64	Trustee	Since 2025	Retired; Chief Operating Officer – US, Aegon Asset Management (2019 to 2022); Global Chief Operating Officer, PineRidge Investments (2016 to 2018); Chief Operating Officer – US, Allianz Global Investors (2012 to 2016); President, Old Mutual Capital (2006 to 2012); President and Chief Executive Officer, DWS Funds (2004 to 2005); President & Chief Executive Officer, UBS Fund Services (2001 to 2003)	8	Wilshire Mutual Funds, Inc. (7 Funds); Venerable Variable Insurance trust (8 Funds); Davion Healthcare PLC
George J. Zock, 74	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	8	Wilshire Mutual Funds, Inc. (7 Funds); Armed Forces Insurance Exchange

Name and Age	Position Held with The Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Jason Schwarz,(3) 50	Trustee and President	Trustee since 2018/ President since 2014	President, Wilshire Advisors LLC (since 2021); Chief Operating Officer, Wilshire Advisors LLC (2020 to March 2022); President, Wilshire Funds Management (2014 to 2020); President, Wilshire Analytics (2017 to 2020); Managing Director, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (2005 to 2014)	8	Wilshire Mutual Funds, Inc. (7 Funds)
OFFICERS
Patrick Dennis, 43	Chief Compliance Officer and Secretary	Since 2024	Senior Regulatory Counsel, Wilshire Advisors LLC (since 2024); Principal, PWD Consulting LLC (2023 to 2024); Director, BlackRock, Inc. (2022 to 2023); Associate General Counsel, The TCW Group (2013 to 2022)	N/A	N/A
Michael Wauters, 58	Treasurer	Since 2009	Managing Director - Finance, Wilshire Advisors LLC (since 2021); Chief Financial Officer (2013 to 2021), Controller, (2009 to 2012)	N/A	N/A
Nathan R. Palmer, 48	Vice President	Since 2011	Managing Director, Wilshire Advisors LLC (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)	N/A	N/A
Josh Emanuel, 44	Vice President	Since 2015	Managing Director, Wilshire Advisors LLC (since 2015); Chief Investment Officer, Wilshire Advisors LLC (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010 to 2015)	N/A	N/A
Suehyun Kim, 47	Vice President	Since 2018	Senior Vice President, Wilshire Advisors LLC (since 2023); Vice President, Wilshire Advisors LLC (2018 to 2022); Director, Cetera Financial Group (2011 to 2018)	N/A	N/A
(1)    Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
(2)    Mr. Schwarz is considered an Interested Trustee because he is an officer of Wilshire.

Board of Trustees
Under the Trust’s Declaration of Trust and the laws of the State of Delaware, the Board is responsible for overseeing the Trust’s business and affairs. The Board is currently comprised of six trustees, five of whom are classified under the 1940 Act as “non-interested” persons of the Trust (the “Independent Trustees”).
Qualifications and Experience
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. Each Trustee also has considerable familiarity with the Trust, the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Trustee of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Matt Forstenhausler. Mr. Forstenhausler has served as Trustee of the Trust since 2023 and is chairperson of the Audit Committee. He has also served as a board member of the other funds in the Wilshire funds complex since 2023. Mr. Forstenhausler served as a director of the Sierra Income Fund from 2020 to 2022 and serves on the board of Sound Point Meridian Capital and Corient Registered Alternatives. Mr. Forstenhausler spent his career at Ernst & Young LLP from July 1981 to July 2019, retiring as a partner and the Americas Leader of its Registered Funds Practice. Mr. Forstenhausler has also served on the boards of a number of charitable, religious and social organizations. The Board has determined that Mr. Forstenhausler is an “audit committee financial expert” as defined by the SEC.
Edward Gubman, PhD. Mr. Gubman has served as a Trustee of the Trust since 2011 and chairperson of the Investment Committee since 2020. He has also served as a board member of other funds in the Wilshire funds complex since 2011. Mr. Gubman was a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement, and he was a principal of that firm from 2004 to 2009. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001 to 2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.
    Elizabeth A. Levy-Navarro. Ms. Levy-Navarro has served as Trustee of the Trust since 2019 and chairperson of the Valuation Committee since 2020. She has also served as a board member of other funds in the Wilshire funds complex since 2019, is on the board of Northwestern Mutual Series Fund and was on the board of Eastside Distilling Company. Ms. Levy-Navarro co-founded and was Chief Executive Officer of Orrington Strategies, a management consulting firm, helping investment management, insurance, and consumer products executives grow their businesses and brands, from 2002 to 2017. From 2018 to 2023, she has been a corporate advisor with Summit Strategy Advisors. Ms. Levy-Navarro was a fiduciary for Orrington Strategies’ 401k, profit sharing, and defined benefits plans. From 1993 to 2002, Ms. Levy-Navarro served as

Practice Leader and Operating Committee Member for The Cambridge Group. Ms. Levy-Navarro led her practice helping corporate executives develop and implement demand-driven business strategies. Ms. Levy-Navarro serves on two privately-held company boards. Ms. Levy-Navarro earned her MBA in finance from The Wharton School, University of Pennsylvania, and holds a BBA in marketing from the University of Michigan.
Jason Schwarz. Mr. Schwarz has served as Trustee of the Trust since 2018. Mr. Schwarz also serves as President of Wilshire Mutual Funds Inc. since 2012. Mr. Schwarz is the President of Wilshire Advisors LLC and was formerly the Chief Operating Officer of Wilshire Advisors LLC. Mr. Schwarz joined Wilshire in 2005 and has served as President of the firm’s investment and analytics business practices. Mr. Schwarz earned his AB in government from Hamilton College and holds an MBA from the Marshall School of Business, University of Southern California.
Julian F. Sluyters. Mr. Sluyters has served as Trustee of the Trust since January 2025. He has also served as a board member of other funds in the Wilshire funds complex since January 2025 and is on the board of Venerable Variable Insurance Trust and Davion Healthcare PLC. Mr. Sluyters was the Chief Operating Officer – US of Aegon Asset Management from 2019 to 2022, the Global Chief Operating Officer of PineRidge Investments from 2016 to 2018, the Chief Operating Officer – US of Allianz Global Investors from 2006 to 2012, the President and Chief Executive Officer of DWS Funds from 2004 to 2005 and President & Chief Executive Officer of UBS Fund Services from 2001 to 2003.
George J. Zock. Mr. Zock has served as Trustee of the Trust and chairperson of the Board since 1996 and was Trustee of the predecessor fund to the Trust from 1995 to 1996. He is chairperson of the Nominating Committee. Mr. Zock also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1995 to 1996. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003. Mr. Zock has served as a Director for Armed Forces Insurance Exchange from 2013 to present.
Leadership Structure
The Board manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. The Trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer (the “CCO”). The Board is comprised of six trustees, five of whom (including the chairperson) are Independent Trustees. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust and presides at meeting of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has four standing committees—an Audit Committee, a Nominating Committee, an Investment Committee, and a Valuation Committee. The Audit Committee is responsible for monitoring the Fund’s accounting policies, financial reporting and internal control system; monitoring the work of the Fund’s independent accountants and providing an open avenue of communication among the independent accountants, management, and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser in the Adviser’s capacity as the Fund’s Valuation Designee. The Investment Committee monitors performance of the Fund and the performance of the Adviser. The Trust’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, Fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of Funds in the fund complex.

Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Fund includes, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser, subadvisers to the Underlying Funds, and other services providers to the Fund also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.
The Board requires senior officers of the Trust, including the President, Treasurer, and CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including separate meetings with the Independent Trustees in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Fund and the Valuation Committee receives valuation reports from the Adviser as the Fund’s Valuation Designee. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Fund’s Adviser and the Underlying Funds’ subadvisers, as well as the Trust’s custodian, administrator/fund accounting agent/transfer agent and distributor. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.
Committees
The Audit Committee held two meetings in 2024. The current members of the Audit Committee, all of whom are Independent Trustees, include Messrs. Forstenhausler (chairperson), Gubman, Sluyters, and Zock and Ms. Levy-Navarro.
The Nominating Committee held five meetings in 2024. The current members of the Nominating Committee, all of whom are Independent Trustees, include Messrs. Zock (chairperson), Forstenhausler, Gubman and Sluyters and Ms. Levy-Navarro. Pursuant to the Trust’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chairperson of the Nominating Committee.
The Investment Committee held four meetings in 2024. The current members of the Investment Committee, all of whom are Independent Trustees, include Messrs. Gubman (chairperson), Forstenhausler, Sluyters, and Zock and Ms. Levy-Navarro.
The Valuation Committee held four meetings in 2024. The current members of the Valuation Committee, one of whom is an interested trustee, include Ms. Levy-Navarro (chairperson) and Messrs. Gubman, Forstenhausler, Schwarz, Sluyters and Zock.

Compensation
Wilshire Mutual Funds, Inc. (the “Company”) and the Trust together pay each Independent Trustee an annual retainer of $56,000, pay to the Independent Board Chair an annual additional retainer of $12,000 and pay to each Committee Chair an annual additional retainer of $12,000. In addition, each Independent Trustee is compensated for Board and Committee meeting attendance in accordance with the following schedule: a quarterly Board or special in-person meeting fee of $6,000 for Independent Trustees and $7,000 for the Board Chair, a virtual special Board meeting fee of $3,000 for Independent Trustees and $3,500 for the Board Chair, and a virtual Committee quarterly meeting fee of $1,500.
The table below sets forth the compensation paid to the Independent Trustees of the Trust for the 12 months ended December 31, 2024. The Trust does not compensate any of the officers. The Trust does not have any pension or retirement plan for the Trustees or for any officer for whom disclosure is required.

Trustee	Aggregate Compensation from the Trust*	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and the Fund Complex**
Matt Forstenhausler	$26,892	N/A	N/A	$91,000
Edward Gubman	$28,080	N/A	N/A	$95,000
Elizabeth A. Levy-Navarro	$28,080	N/A	N/A	$95,000
Julian F. Sluyters***	$0	N/A	N/A	$0
George J. Zock	$32,957	N/A	N/A	$111,500
*     The allocation of aggregate compensation paid from the Trust for each Trustee is estimated based upon the Trust’s ratio of average net assets for the year ended December 31, 2024.
**    This is the total amount compensated to the Trustee for his or her service on the Trust’s Board and the Board of Directors of the Company.
***    Mr. Sluyters dud not join the Board until January 1, 2025.
Trustees’ Holdings of Fund Shares
The following table sets forth, for each Trustee, the dollar range of shares owned in the Fund as of December 31, 2024, as well as the aggregate dollar range of shares in all registered investment companies overseen by the Trustee within the family of investment companies (the “Total Dollar Range”) as of the same date.

Interested Trustee
Name of Fund	Matt Forstenhausler	Edward Gubman	Elizabeth A. Levy-Navarro	Julian F. Sluyters	George J. Zock	Jason Schwarz
Global Allocation Fund	None	None	None	None	None	None
Total Dollar Range	$10,0001 - $50,000	None	None	None	None	None
As of April 1, 2025, Trustees and officers do not directly own any shares of the Fund; however, they may invest indirectly in the Fund through annuity contracts issued by insurance companies of which no one person beneficially owns more than 1%.
As of April 1, 2025, the Independent Trustees do not have any ownership of the Adviser or the Distributor.

INVESTMENT ADVISORY AGREEMENT
Investment Advisory Agreement. As stated in the prospectus, the Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund’s investment program under an Investment Advisory Agreement. Wilshire is owned by Monica HoldCo (US), Inc. Monica HoldCo (US), Inc. is controlled by CC Capital Partners, LLC and Motive Capital Management, LLC.
The Adviser’s duties under the Investment Advisory Agreement for the Fund includes either determining the underlying portfolios to be purchased, retained or sold by the Fund or providing a continuous investment program for the Fund by managing the assets of the Fund or a portion thereof.
The Investment Advisory Agreement continues in effect for the Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders of the Fund or the Board. An agreement may be terminated at any time upon 60 days’ notice by either party; the Trust may so terminate an agreement either by vote of the Board or by a majority vote of the outstanding voting shares of the Fund if the Adviser were determined to have breached the agreement. The agreement terminates automatically upon assignment.
Wilshire has contractually agreed to limit expenses for the Fund as discussed in the prospectus. For the most recent fiscal years ended December 31, the Trust paid advisory fees.

Global Allocation Fund*
Advisory Fee Payable
2022	$391,228
2023	$449,941
2024	$529,089
Net Fee Paid
2022	$391,228
2023	$449,941
2024	$529,089
% of Average Net Assets
2022	0.08%
2023	0.10%
2024	0.11%
*    Reduction in fee for the Fund includes contractual waivers of management fees and reimbursement of expenses so that total annual operating expenses, (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) for the Fund would not exceed 0.50%. Wilshire receives directly from the Fund a fee based on the average daily net assets of the Fund that are not invested in Underlying Funds advised by Wilshire.
As of December 31, 2024, no amounts are subject to recoupment.

Wilshire Advisors LLC
The Fund is managed by Nathan R. Palmer, Anthony Wicklund, Josh Emanuel and Suehyun Kim. In addition to the Fund, Messrs. Palmer, Wicklund and Emanuel and Ms. Kim managed the following other accounts as of December 31, 2024, none of which were subject to a performance-based management fee:

Type of Account	Total # of Accounts Managed	Total Assets (millions)
Nathan R. Palmer, CFA
Registered investment companies:	13	$750
Other pooled investment vehicles:	7	$1,350
Other accounts:	0	$0
Anthony Wicklund, CFA, CAIA
Registered investment companies:	13	$753.3
Other pooled investment vehicles:	1	$80.6
Other accounts:	0	$0
Josh Emanuel, CFA
Registered investment companies:	5	$3,100
Other pooled investment vehicles:	1	$80
Other accounts:	0	$0
Suehyun Kim
Registered investment companies:	4	$1,099
Other pooled investment vehicles:	0	$0
Other accounts:	0	$0
Potential Conflicts of Interest. Wilshire has extensive business relationships with, and may provide services to, investment managers and other financial services providers that may be evaluated or recommended by it. Wilshire, for example, engages sub-advisors to manage portions of its discretionary funds. It may also be engaged as a sub-advisor by third-party funds. As well, Wilshire’s manager research team, which produces manager evaluations may participate in providing certain services to financial services providers, including investment managers and financial services providers that Wilshire may recommend to advisory clients. In addition, Wilshire provides products and services that compete with those that we evaluate or recommend. Wilshire recognizes that there are potential conflicts of interest between Wilshire's obligation to provide objective advice to clients and our relationships with the investment managers and financial services providers we recommend to those clients.
Wilshire also receives differentiated fees or other compensation (including performance-based fees) from clients and may have incentives to favor some clients or accounts over others. For example, certain investors that are invested in pooled investment vehicles may pay higher or lower fees and expenses or may be subject to higher or lower incentive allocations than similarly situated investors that are invested in the same pooled investment vehicle. Amounts may vary as a result of differentiated factors that may include the particular circumstances of the investor or the size and scope of the overall relationship. Fee and expense allocations to investors may differ depending on the class of shares.
It is Wilshire’s policy to make evaluations, recommendations and decisions based solely upon the best interests of the client and without regard to any benefit (economic or otherwise) that Wilshire receives or might receive. Wilshire is committed to ensuring that it does not consider an investment manager’s or financial service provider’s business relationship with Wilshire, or lack thereof, in performing evaluations for or making recommendations to its advisory clients. Wilshire has implemented policies and procedures that seek to mitigate conflicts of interest through appropriate oversight, transparency and controls.

Transparency
Wilshire has an obligation to make full and fair disclosure of material facts to its clients. A fact is considered to be material when there is a substantial likelihood that a reasonable individual would consider it important or where knowledge of the information would be necessary for the client to make an informed decision.
Wilshire’s policy is to disclose material conflicts of interest to its clients and prospective clients. Wilshire will provide existing and prospective investment advisory clients with a Conflicts Disclosure Report (“Disclosure Report”), listing all relationships that Wilshire has with investment managers and other relevant financial services providers along with a summary of the types of services that Wilshire may provide to those entities. Wilshire also provides certain advisory clients with a Disclosure Report when making a manager recommendation or when otherwise deemed appropriate. Clients receiving a Disclosure Report may request more detailed information about managers or service providers with which the client has or is considering a relationship by contacting Compliance. For each manager or financial services provider for which a client has requested additional information, Wilshire will, where appropriate, provide a more detailed report.
When Wilshire recommends a Wilshire fund or other product to a client, Wilshire will provide the client with relevant disclosures including identification of the potential conflict of interest and the benefits (economic and otherwise) that Wilshire may obtain from a client’s investment; and, when deemed necessary, the client will be required to acknowledge and accept such conflict.
Controls
Wilshire will seek to implement relevant controls to mitigate conflicts. Controls include managing processes by which we deliver services to clients, assuring relevant and necessary personnel are engaged in appropriate activities at Wilshire and managing the exposure relevant parties within Wilshire may have to sensitive information. An ethical wall is a process for mitigating conflicts of interest by limiting the communication of information between individuals or groups, whether written or oral, which may give rise to a conflict of interest. Where reasonable and appropriate, Wilshire has established ethical walls around business activities where sharing information may create a conflict of interest. The ethical walls seek to prevent members of one group from accessing information that may influence the service they provide to a client. Wilshire recognizes, however, that it may not always be possible to erect ethical walls where it is deemed necessary (e.g., where the personnel necessary for the assignment are limited in number and cannot be divided into select groups around which to erect an ethical wall) and will in such instances seek other means to mitigate the conflict.
As of December 31, 2024, Messrs. Palmer, Wicklund and Emanuel and Ms. Kim did not own any shares of the Fund.
Compensation. Portfolio managers receive a base salary and a performance-based bonus. Base salary is fixed and is typically determined based on market factors and the skill and experience of the portfolio manager. For the performance-based bonus, portfolio managers are evaluated by comparing their performance against specific objectives, such as target benchmarks. Portfolio managers may also receive equity incentive grants which vest based on time and corporate profitability and/or valuation.
Code of Ethics. The Trust and the Adviser have adopted Codes of Ethics (the “Codes”) which comply with Rule 17j-l under the 1940 Act. The Codes permit personnel who are subject to the Codes to make personal securities transactions, including in securities that may be purchased or held by the Fund, subject to the requirements and restrictions set forth in such Codes. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust.
Disclosure of Portfolio Holdings. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Adviser, administrator, custodian, fund accountants, independent public accountants, attorneys, officers and trustees. The names of all these parties are included in this SAI (see

“Management of the Fund” and “Other Services”) and information is provided to these parties on a real-time basis or as needed with no time lag. Making portfolio holdings information available to such parties is an incidental part of the services they provide the Trust. In addition, the Fund’s portfolio holdings may be discussed with third parties (e.g., broker/dealers) for analyzing or trading such securities. Such parties are subject to duties of confidentiality by agreement or otherwise including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Fund or the Adviser to certain third parties, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund’s best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the CCO of the Trust approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Adviser’s website. Currently, there are no arrangements to provide nonpublic portfolio holdings information to any third party.
The Fund’s portfolio holdings and characteristics may be disclosed in other circumstances if reviewed and approved by the Trust’s CCO. Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the CCO for review before dissemination. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The CCO provides the Board with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The CCO is responsible for monitoring compliance with these procedures, including requesting information from service providers.
The Adviser votes proxies according to its proxy voting policy which is included in Appendix B of this SAI. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available (1) without charge, upon request, by calling (866) 591-1568 and (2) on the SEC’s website at http://www.sec.gov.
BROKERAGE ALLOCATION
The Investment Advisory Agreement authorizes the Adviser (subject to the discretion and control of the Trust’s Board), to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and other clients.
In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services. Such services may include factual and statistical information or other items of supplementary research assistance.
The Adviser considers such information useful in the performance of its obligations under the advisory agreement but is unable to determine the amount by which such services may reduce its expenses. Research services provided by brokers through which the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts; not all of these services may be used by the Adviser in connection with the Fund. In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services. See “Other Services—Custodial Agreement.”

The Adviser is authorized to consider for investment by the Fund securities that may also be appropriate for other mutual funds and/or clients served by the Adviser. To assure fair treatment of the Fund and all clients of the Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Adviser.
The Adviser will execute purchases and sales of portfolio securities for the Fund through brokers or dealers providing direct benefits to the Fund, subject to the Adviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices, than those which the Adviser could obtain from another broker or dealer, to obtain such benefits for the Fund. Where multiple brokers are deemed to be able to provide best execution, brokerage commissions may be allocated to brokers based on their ability to provide research.
For the most recent fiscal years ended December 31, 2022, 2023, and 2024 the Fund did not pay any brokerage commissions.
As of December 31, 2024, the Fund did not hold any securities issued by its regular brokers or dealers.
DISTRIBUTOR
Following the dissolution of its subsidiary, Compass Distributors, LLC (“Compass”), Foreside Fund Services, LLC (the “Distributor” or “Foreside”) became the Distributor to the Trust effective June 1, 2023. Foreside, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares.
The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to the Fund at any time without penalty by the Fund or by the Distributor upon 60 days’ notice. Termination by the Trust with respect to the Fund may be by vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to the Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of the Fund and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Distribution Agreement.
The Trust has adopted a plan under Rule 12b-l with respect to the Fund that provides for fees to compensate the Distributor for distribution and shareholder services. For its services under the distribution plan, the Distributor receives a distribution fee from the Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable of the Fund.
For the fiscal year ended December 31, Foreside and its predecessor received fees from the Fund as detailed in the table below.

	2024	2023	2022
Global Allocation Fund	$1,209,331	$1,130,778	$1,183,120
During the fiscal year ended December 31, 2024, Foreside retained $6,417 in distribution fees it received from the Fund. During the fiscal year ended December 31, 2023, Foreside and its predecessor retained $7,343 in distribution fees it received from the Fund. During the fiscal year ended December 31, 2022, Compass retained $5,452 in distribution fees it received from the Fund.
The distribution plan for the Fund is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The Distributor may, and it is expected that the Distributor will, pay all or a portion of its fee to insurance companies or their affiliates or financial services firms who assist in distributing or promoting the sale of Fund shares. It is expected that such insurance companies and financial services firms will provide certain shareholders account services, periodic information reporting and telephone support for contract owners (as defined below) with respect to inquiries about the Fund. The Board considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Fund and its respective shareholders, including: (1) the fact that the Fund would be primarily dependent for sales of their shares on insurance companies including the Fund as underlying investment vehicle for their insurance products and that in order to be competitive, the Fund must offer compensation to the insurance companies to help defray distribution costs; (2) the likelihood that the distribution plan would stimulate sales of shares of the Fund and assist in increasing the asset base of the Fund; (3) the potential advantages to shareholders of the Fund of prompt and significant growth of the asset base of the Fund, including reaching certain breakpoints and achieving other economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan; (6) the lack of reasonable alternative methods of distribution and payments thereof which would be equally effective; and (7) the fact that any significant increase in the asset value of the Fund would benefit the Adviser by increasing the advisory fees payable to it. The following are the amounts spent on behalf of the Fund pursuant to such plan during the year ended December 31, 2024:

Fund	Printing	Compensation to Broker Dealers	Compensation to Sales Personnel	Compensation to Underwriter	Total
Global Allocation Fund	$0	$720,243	$0	$6,417	$726,660
From time to time, the Distributor and financial service firms it appoints may engage in activities which jointly promote the sales of shares of multiple Funds, the cost of which may not be readily identifiable or related to any one Fund. Generally, the distribution and shareholder services expenses attributed to such joint distribution and shareholder services activities will be allocated among the Fund based on its respective net assets.
The distribution plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan. The distribution plan may be terminated with respect to the Fund at any time without penalty or by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan or by vote of a majority of the outstanding securities of a class of the Fund. If a distribution plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the distribution plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under the distribution plan, if for any reason the distribution plan is terminated in accordance with its terms. Future fees under the distribution plan may or may not be sufficient to reimburse the Distributor for its expenses incurred. A distribution plan may not be amended with respect to the Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of the Fund and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the distribution plan.
With the exception of the Adviser and the Distributor, in their respective capacity as service providers to the Fund, no interested person of the Trust, and no Independent Trustees, have any direct or indirect financial interest in the distribution plans and any related distribution agreement.
Payments to Insurance Companies. The Adviser will pay insurance companies, or their affiliates servicing fees based on shares held by variable annuity products issued by such insurance companies. In return for receiving these fees, such insurance companies or their affiliates will provide certain shareholder account services, periodic information reporting and telephone support for Contract Owners with respect to inquiries about the Fund.

OTHER SERVICES
Administrator. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Fund’s administrator pursuant to an administration agreement between Fund Services and the Trust. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. As compensation for its services, Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on each Fund’s current average daily net assets. Fund Services is also entitled to certain out-of-pocket expenses.
The Administrator is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
The administration fees paid by the Fund to Fund Services for the fiscal years ended December 31 are detailed in the table below.

Name of Fund	2024	2023	2022
Global Allocation Fund	$66,544	$59,267	$48,511
    Fund Services also acts as fund accountant, transfer agent (“Transfer Agent”), and dividend disbursing agent under separate agreements with the Trust.
Custodian. U.S. Bank, National Association, an affiliate of Fund Services, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian of the assets of the Fund. Under the Custody Agreement, U.S. Bank, National Association maintains the Fund’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.
Legal Counsel. Vedder Price P.C., located at 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the Independent Trustees of the Trust.
VOTING RIGHTS
The Fund is available exclusively as a pooled funding vehicle for variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts. A Participating Insurance Company must vote the shares of the Fund held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of the Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from Contract Owners (i.e., echo voting). As a result, a small number of Contract Owners may determine the outcome of a proposal.
The Fund is authorized by the Declaration of Trust to issue an unlimited number of shares. Shares of the Fund are of the same class with equal rights and privileges with respect to liquidation of the Fund. Each share is entitled to vote on all matters submitted to a vote of shareholders. The shares of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Fund have no pre-emptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.
Each person with voting rights will be provided with reports and proxy materials relating to the applicable Fund(s). To be entitled to vote, a shareholder must have been a shareholder on the record date. The number of Fund shares for which a shareholder may vote is determined by dividing the value of an interest in the Fund by the NAV of one share of the Fund, as of the same date.
On each matter submitted to a shareholder vote, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote. All shares of all series of the Trust will vote together as a single class, except for (a) any matter with respect to which a separate vote of one or more series is permitted or required by the 1940 Act or the provisions of the Declaration of Trust; and (b) as to any matter which affects only the interests of one or more particular series, only the shareholders of the one or more affected series are entitled to vote, and each such series will vote as a separate series. All shares of all series of the Trust are voted together in the election of Board members. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.
The shareholders have power to vote only (i) for the election of Board members, (ii) with respect to any investment advisory contract, (iii) with respect to termination of the Trust, (iv) with respect to amendments to the Declaration of Trust, (v) with respect to any merger, consolidation or sale of assets, (vi) with respect to incorporation of the Trust, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Statutory Trust Act, or any other applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as and when the Board may consider necessary or desirable.
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
The Fund sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of the Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by your insurance company, as described in the product prospectus describing your particular Contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded OTC (other than NASDAQ) in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASD Automatic Quotation (“NASDAQ”) System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations are not readily available, securities are valued according to procedures approved by the Board or are valued at fair value as determined in good faith by the Adviser as the Fund’s Valuation Designee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Adviser. Investments in the Underlying Funds by the Fund will be valued at their NAV as reported by the Underlying Funds. The Fund’s initial investment in an ETF is valued at the ETF’s NAV or is valued at market price, depending upon whether the Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.
Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.
Short-Term and Excessive Trading. The Trust and the Fund are designed for long-term investors. The Fund does not accommodate short-term or excessive trading and ask the insurance companies that offer the Fund for cooperation in discouraging such trading activity through their Contracts. Such trading may present risks to other shareholders in the Fund, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Fund’s NAV and result in dilution to long-term shareholders.
To protect long-term shareholders, the Board has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Fund are only held as the underlying investment for Contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying Contract Owners, are the shareholders of the Fund. The Trust is limited in its ability to enforce the Trust’s market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual Contract Owners. In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust’s market timing trading policy to their Contract Owners. As a result, there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.
Under agreements that the Trust or its distributor have entered into with participating insurance companies, the Trust may request transaction information from participating insurance companies at any time to determine whether there has been short-term trading by the participating insurance companies’ customers. The Trust will request that the participating insurance company provide individual Contract Owner level detail to the Trust at its request. If short-term trading is detected at the Contract Owner level, the Trust will request that the participating insurance company (a) continue to monitor the Contract Owner, (b) issue the Contract Owner a warning, or (c) ban the Contract Owner from making further allocations to that Fund. The Trust reserves the right to reject or cancel all future purchase and exchange transactions if the Trust believes there appears to be a pattern of short-term or excessive trading activity. A participating insurance company may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Trust’s policies and procedures.
The Trust has entered into shareholder information agreements with participating insurance companies. Under such shareholder information agreements, the Trust may instruct a participating insurance company to restrict or prohibit further purchases or exchanges of Fund shares by a shareholder who has been identified by the Trust as having engaged in transactions of fund shares that violate policies established by the Trust for eliminating or reducing any dilution of the value of the outstanding securities issued by the Trust.
The Fund, which invests in Underlying Funds or unaffiliated mutual funds and ETFs, may, in turn, invest in small cap or foreign securities, as well as such Underlying Funds or unaffiliated mutual funds and ETFs which may be more prone to market timing and time zone arbitrage.

FEDERAL INCOME TAX MATTERS
The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their own tax advisors concerning the federal, state, local and foreign tax consequences of an investment in the Fund.
The Fund qualifies and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company under the Code (“regulated investment company”), the Fund must, among other things, (a) derive annually at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships; (b) distribute annually at least 90% of its investment company taxable income (which includes net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid and at least 90% of its net tax-exempt interest income; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers (other than the securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or of one or more qualified publicly traded partnerships.
The Fund is an investment vehicle for the Contracts of life insurance companies. The separate accounts which maintain the Contracts must satisfy quarterly diversification requirements under Section 817(h) of the Code. These diversification requirements, which apply in addition to the diversification requirements imposed on the Fund by the 1940 Act and the Code to qualify as a regulated investment company, place limitations on the investments of the Fund that can be made in the securities of certain issuers. If Fund investments are not adequately diversified under Section 817(h), the earnings of all Contracts invested, in whole or in part, in the Fund will be currently taxable to the Contract Owners.
As a regulated investment company, the Fund is not subject to federal income tax on its net investment income (including short-term capital gains) if it distributes all its net investment income to its shareholders. The Fund will not be subject to federal income tax on any net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed as capital gain dividends. However, the Fund would be subject to corporate income tax (currently imposed at a flat rate of 21%) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its net investment income and net capital gains. Amounts not distributed on a timely basis may be subject to a nondeductible 4% federal excise tax. To prevent imposition of this excise tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. However, the excise tax does not apply to a regulated investment company whose only shareholders during the calendar year are segregated asset accounts of life insurance companies supporting variable contracts, certain qualified trusts, certain other tax-exempt entities, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. The Fund intends to qualify for this exception each year or intends to make sufficient distributions on a timely basis to avoid the imposition of this excise tax.

A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and is paid in January of the following year. Accordingly, shareholders will be treated for federal income tax purposes as receiving such distributions in the calendar year in which the distributions are declared.
If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate holders, and individual and other noncorporate shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” provided in both cases certain holding period and other requirements are satisfied. If the Fund fails to qualify as a regulated investment company, owners of Contracts who have indirectly invested in the Fund may be taxed for federal income tax purposes currently on the investment earnings under their Contracts and thereby lose the benefit of tax deferral.
The Fund will primarily invest its assets in shares of the Underlying Funds (including unaffiliated mutual funds and ETFs). Accordingly, the Fund’s income will primarily consist of distributions from the Underlying Funds and net gains realized from the disposition of Underlying Fund shares. If an Underlying Fund qualifies for treatment as a regulated investment company under the Code, (1) dividends paid to the Fund from such Underlying Fund’s investment company taxable income determined without regard to the deduction for dividends paid (which may include net gains from certain foreign currency transactions) will generally be treated by the Fund as ordinary income; and (2) dividends paid to the Fund that an Underlying Fund designates as capital gain dividends will be treated by the Fund as long-term capital gains.
To the extent the Fund invests in an Underlying Fund that qualifies as a regulated investment company, including certain ETFs, and the other investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
If an Underlying Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Underlying Fund elects to include market discount in income currently), the Underlying Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, an Underlying Fund that intends to qualify as a regulated investment company must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue to qualify as a regulated investment company and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, an Underlying Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
An Underlying Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If an Underlying Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Underlying Fund elects to include the market discount in income as it accrues.
An Underlying Fund’s investment in lower-rated or unrated debt securities may present issues for the Underlying Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
An Underlying Fund’s transactions, if any, in options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Underlying Fund’s securities.
Certain options and futures contracts held by an Underlying Fund at the end of each fiscal year may be treated under the Code as Section 1256 contracts and will be required to be “marked to market” (i.e., treated as if they were sold) for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. However, although certain forward contracts and futures contracts on foreign currency are marked to market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that an Underlying Fund had unrealized gains in offsetting positions at year end.
The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, an Underlying Fund that intends to qualify as a regulated investment company may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with an Underlying Fund’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of an Underlying Fund’s income and gains and distributions to shareholders, affect whether an Underlying Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which an Underlying Fund may invest in certain investments in the future.
Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if an Underlying Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss.
Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of the Fund’s or an Underlying Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to treat its foreign taxes as having been paid by its shareholders. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or other securities in foreign corporations or the Fund must be a qualified fund of funds (i.e., invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year), and the Fund must have distributed at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest income. If the Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund may include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction. Each shareholder would then include in its gross income, and treat as paid by it, its proportionate share of the foreign taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by Underlying Funds that made the election. Contracts Owners and tax-exempt shareholders will generally not benefit from this election.
If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the Fund, the Board will promptly review the policies of the Fund to determine whether significant changes in its investments are appropriate.
Investor Taxation. Under current law, owners of Contracts who are indirectly invested in the Fund generally are not expected to be subject to federal income tax on Fund earnings or distributions or on gains recognized upon the sale or redemption of Fund shares until they are withdrawn from the Contract. For information concerning the federal income tax consequences to the owners of Contracts, see the Contract prospectus issued by the applicable insurance company separate account.
The above discussion is only an abbreviated summary of the applicable provisions of the Code and is not intended as tax advice.
Capital Loss Carry Forwards
As of December 31, 2024, the Fund did not have capital loss carryforwards for federal income tax purposes.
During the year ended December 31, 2024, the Fund utilized $7,971,522 of capital loss carryforwards.
The foregoing is only a summary of certain federal income tax rules affecting the Fund and its investors. Shareholders should consult their own tax advisers regarding specific questions as to federal, foreign, state or local taxes in light of their particular circumstances.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
The following table sets forth as of April 1, 2025, information about the investors of the Fund known by the Fund to own, control, or hold with power to vote 5% or more of its outstanding securities. A shareholder who owns, directly or indirectly, 25% or more of the Fund’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act. Since the listed insurance company registered separate accounts’ voting rights are passed through to Contract Owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

	Type of Ownership	% of Shares
Global Allocation Fund
Horace Mann Life Insurance Company Separate Account Attn Kris Cervellone 1 Horace Mann Plz Springfield, IL 62715-0002	Beneficial & Record	99.52%
Horace Mann Life Insurance Company is organized under the laws of the State of Illinois and is a wholly owned subsidiary of Allegiance Life Insurance Company, an Illinois-domiciled life insurance company. One hundred percent of the stock of Allegiance Life Insurance Company is held by Horace Mann Educators Corporation, an insurance holding company incorporated in Delaware.

GENERAL INFORMATION
As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.
FORUM FOR ADJUDICATION OF DISPUTES
Unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Declaration of Trust or the Trust’s By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the Trust’s By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (a) deemed to have notice of and consented to the provisions of Section 12 of the Trust’s By-Laws, and (b) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in Section 12 of the Trust’s By-Laws.
If any Covered Action is filed in a court other than the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the first paragraph of Section 12 of the Trust’s By-Laws (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.
If any provision or provisions of Section 12 of the Trust’s By-Laws shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of Section 12 of the Trust’s By-Laws (including, without limitation, each portion of any sentence of Section 12 of the Trust’s By-Laws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

FINANCIAL STATEMENTS
The financial statements for the Global Allocation Fund are contained in the Fund’s annual report for the fiscal year ended December 31, 2024 and are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.
Additional copies of the annual reports, including the Reports of the Fund’s Independent Registered Public Accounting Firm, or the semi-annual report may be obtained, upon request and without charge, by contacting the Trust c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252, or by calling (866) 591-1568.

APPENDIX A - Wilshire Funds Management Proxy Voting Policy
Dated 08/25/20
Wilshire
Wilshire Advisors LLC (“Wilshire”), may have responsibility for voting proxies for certain clients. This policy is intended to fulfill applicable requirements imposed on Wilshire under Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (“Act”), where it has been delegated to do so.
I. POLICY
Wilshire owes each client duties of care and loyalty with respect to the services undertaken for them, including the voting of proxies. In those circumstances where Wilshire will be voting proxies of portfolio securities held directly by a client, Wilshire, guided by general fiduciary principles, will act prudently and solely in the best interest of its clients. Wilshire will attempt to consider relevant factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.
Attached to this policy are Proxy Voting Guidelines (“Guidelines”) that Wilshire will use when voting proxies. The Guidelines help to ensure Wilshire’s duty of care and loyalty to clients when voting proxies.
1. Duty of Care
Wilshire’s proxy policy mandates the monitoring of corporate events and the voting of client proxies. However, there may be occasions when Wilshire determines that not voting a proxy may be in the best interests of its clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Wilshire not to vote proxies or direct Wilshire to vote proxies in a certain manner. Wilshire will maintain written instructions from clients with respect to directing proxy votes.
2. Duty of Loyalty
Wilshire will ensure proxy votes are cast in a manner consistent with the best interests of the client. Wilshire will use the following process to address conflicts of interest: a) identify potential conflicts of interest; b) determine which conflicts, if any, are material; and c) establish procedures to ensure that Wilshire’s voting decisions are based on the best interests of clients and are not a product of the conflict.
a. Identify Potential Conflicts of Interest
Conflicts of interest may occur due to business, personal or family relationships. Potential conflicts may include votes affecting Wilshire.
b. Determine which Conflicts are Material
A “material” conflict should generally be viewed as one that is reasonably likely to be viewed as important by the average shareholder. For example, an issue may not be viewed as material unless it has the potential to affect at least 1% of an adviser’s annual revenue.
c. Establish Procedures to Address Material Conflicts.
Wilshire has established multiple methods to address voting items it has identified as those in which it has a material conflict of interest.
i. Use an independent third party to recommend how a proxy presenting a conflict should be voted or authorize the third party to vote the proxy.
ii. Refer the proposal to the client and obtain the client’s instruction on how to vote.
iii. Disclose the conflict to the client and obtain the client’s consent to Wilshire’s vote.

3. Proxy Referrals.
For securities held within an account whose strategy either involves passive management or whose stock selection is based solely upon quantitative analysis and does not involve fundamental analysis of the issuer, proxies will be referred to a third-party proxy service for voting in accordance with their policies and guidelines.
4. Different Policies and Procedures
Wilshire may have different voting policies and procedures for different clients and may vote proxies of different clients differently, if appropriate in the fulfillment of its duties.
II. DOCUMENTATION
Wilshire shall maintain the following types of records relating to proxy voting:
1. Wilshire Advisors LLC Proxy Voting Policy and all amendments thereto
2. Proxy statements received for client securities. Wilshire may rely on proxy statements filed on EDGAR instead of keeping copies or, if applicable, rely on statements maintained by a proxy voting service provided that Wilshire has obtained an undertaking from the service that it will provide a copy of the statements promptly upon request.
3. Records of votes cast on behalf of clients.
4. Any document prepared by Wilshire that is material to making a proxy voting decision or that memorialized the basis for that decision.
Such records shall be maintained for the period of time specified in Rule 204-2(c)(2) of the Act. To the extent that Wilshire is authorized to vote proxies for a United States Registered Investment Company, Wilshire shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

Wilshire Advisors LLC Proxy Voting Policy
Proxy Voting Guidelines
The following guidelines will be used when deciding how to vote proxies on behalf of clients. These are policy guidelines that can always be superseded, subject to the duty to act in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted.
A. Election of Directors
a. We generally vote for all director nominees, except in situations where there is a potential conflict of interest, including but not limited to the nomination of a director who also serves on a compensation committee of a company’s board and/or audit committee.
B. Auditors
a. Ratifying Auditors – we generally vote in favor for such proposals, unless the auditor is affiliated or has a financial interest in the company.
b. Financial Statements & Auditor Reports – we generally vote in favor of approving financial and auditor reports.
c. Compensation – we generally vote in favor for such proposals.
d. Indemnification – we vote against indemnification of auditors.
C. Executive & Director Compensation
a. We generally vote in favor for such proposals.
D. Miscellaneous and Non-Routine matters
a. We vote miscellaneous proposals on a case-by-case basis, in the best interest of shareholders.

WILSHIRE VARIABLE INSURANCE TRUST
PART C
OTHER INFORMATION
ITEM 28. Exhibits
(a) (1)Declaration of Trust and Certificate of Trust is incorporated by reference to the initial Registration Statement filed on November 8, 1996.
(2)    Written Instrument Establishing and Designating Shares of the Target Maturity Funds is incorporated by reference to Registrant’s Post-Effective Amendment (“PEA”) No. 19 filed on or about February 14, 2006.
(3)    Written Instrument Changing the Names of the Target Maturity Funds is incorporated by reference to Registrant’s PEA No. 38 filed on or about April 30, 2009.
(4)    Written Instrument Increasing the Number of Trustees is incorporated by reference to Registrant’s PEA No. 47 filed on or about April 29, 2011.
(5)    Written Instrument Decreasing the number of Trustees is incorporated by reference to Registrant’s PEA No. 49 filed on or about May 1, 2012
(6)    Written Instrument Changing the Name of the Small Cap Growth Fund is incorporated by reference to Registrant’s PEA No. 52 filed on or about May 1, 2013
(7)    Written Instrument Changing the Name of the Balanced Fund to the Global Allocation Fund is incorporated by reference to Registrant’s PEA No. 67 filed on or about April 17, 2020.
(8)    Written Instrument Changing the Name of the Target Maturity Funds is incorporated by reference to Registrant’s PEA No. 59 filed on or about April 29, 2016.
(9)    Written Instrument Changing the Name of the Trust is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
(10)    Written Instrument Establishing and Designating Shares of the Growth Fund, Balanced Fund, Income Fund and Short-Term Investment Fund is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
(11)    Written Instrument Amending the Declaration of Trust dated May 16, 2017 is incorporated by reference to Registrant’s PEA No. 63 filed on or about April 30, 2018.
(b)         Amended and Restated By-Laws of Wilshire Variable Insurance Trust dated October 7, 2020 is incorporated by reference to Registrant’s PEA No. 69 filed on or about April 16, 2021.
(c)     Not applicable.
(d)         Investment Advisory Agreement between Wilshire Variable Insurance Trust and Wilshire Advisors LLC is incorporated by reference to Registrant’s PEA No. 69 filed on or about April 16, 2021.
(e)    (1)    Distribution Agreement with Compass Distributors, LLC dated November 5, 2019 is incorporated by reference to Registrant’s PEA No. 67 filed on or about April 17, 2020.

(2)    Novation Agreement is incorporated by reference to Registrant’s PEA No. 70 filed on or about April 15, 2022.
(3)    Novation Agreement is incorporated by reference to Registrant’s PEA No. 71 filed on or about April 14, 2023.
(f)        Not applicable.
(g)        Custody Agreement with U.S. Bank National Association dated November 25, 2019 is incorporated by reference to Registrant’s PEA No. 67 filed on or about April 17, 2020.
(h) (1)     Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC dated November 25, 2019 is incorporated by reference to Registrant’s PEA No. 67 filed on or about April 17, 2020.
(2)(A) Participation Agreement with Horace Mann Life Insurance Company dated June 20, 2005 is incorporated by reference to Registrant’s PEA No. 46 filed on or about April 30, 2010.
(2)(B)   Amended Schedule A dated October 1, 2016 to the Amended and Restated Participation Agreement dated June 20, 2005 with Horace Mann Life Insurance Company is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
(3)    Amended and Restated Fund Participation Agreement with Annuity Investors Life Insurance Company dated October 1, 2016 is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
(4)       Fund Participation Agreement with Jefferson National Life Insurance Company dated October 1, 2016 is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
(5)       Participation Agreement with Northern Lights Fund Trust dated March 9, 2018 is incorporated by reference to Registrant’s PEA No. 67 filed on or about April 17, 2020.
(6)    Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC dated November 25, 2019 is incorporated by reference to Registrant’s PEA No. 67 filed on or about April 17, 2020.
(7)    Form of Loan Agreement between Wilshire Mutual Funds, Inc., Wilshire Variable Insurance Trust, and U.S. Bank National Association, dated January 8, 2021 is incorporated by reference to Registrant’s PEA No. 69 filed on or about April 16, 2021.
(8)    Transfer Agent Servicing Agreement between Wilshire Variable Insurance Trust and U.S. Bancorp Fund Services, LLC dated June 1, 2020 is incorporated by reference to Registrant’s PEA No. 69 filed on or about April 16, 2021.
(9)    Expense Limitation Agreement between Wilshire Advisors, LLC and Wilshire Variable Insurance Trust on behalf of the Global Allocation Fund is filed herewith.
(i)    Opinion and Consent of legal counsel dated April 27, 2018 is incorporated by reference to Registrant’s PEA No. 63 filed on or about April 30, 2018.
(j)        Consent of independent registered public accountant is filed herewith.
(k)        Not applicable.
(l)    Investment Letter from initial investor to the Registrant is incorporated by reference to the initial Registration Statement filed on November 8, 1996.

(m)    Distribution and Shareholder Services Plan for the Global Allocation Fund, as amended on February 25, 2021 is incorporated by reference to Registrant’s PEA No. 69 filed on or about April 16, 2021.
(n)        Not applicable.
(o)        Reserved.
(p) (1)     Code of Ethics of Wilshire Advisors LLC is incorporated by reference to Registrant’s PEA No. 71 filed on or about April 14, 2023.
(2)    Code of Ethics of Wilshire Variable Insurance Trust is incorporated by reference to Registrant’s PEA No. 72 filed on or about April 15, 2024.
(q) (1) Power of Attorney for Edward Gubman is incorporated by reference to Registrant’s PEA No. 52 filed on or about May 1, 2013.
(2)    Limited Power of Attorney for George Zock is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
(3)    Power of Attorney for Elizabeth A. Levy-Navarro is incorporated by reference to Registrant’s PEA No. 67 filed on or about April 17, 2020.
(4)    Power of Attorney for Matt Forstenhausler is incorporated by reference to Registrant’s PEA No. 71 filed on or about April 14, 2023.
(5)    Power of Attorney for Julian Sluyters is filed herewith.
ITEM 29. Persons Controlled By or Under Common Control with Registrant
Not applicable.
ITEM 30. Indemnification
Article V of Registrant’s Declaration of Trust, provides for the indemnification of Registrant’s trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”).
Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of Investment Adviser
This Item incorporated by reference the investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. The Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Registrant’s Statement of Additional Information.

Investment Adviser	SEC File No.
Wilshire Advisors LLC	801-36233

ITEM 32. Principal Underwriters
(a)Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.AdvisorShares Trust
8.AFA Private Credit Fund
9.AGF Investments Trust
10.AIM ETF Products Trust
11.Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.AlphaCentric Prime Meridian Income Fund
13.American Century ETF Trust
14.Amplify ETF Trust
15.Applied Finance Dividend Fund, Series of World Funds Trust
16.Applied Finance Explorer Fund, Series of World Funds Trust
17.Applied Finance Select Fund, Series of World Funds Trust
18.ARK ETF Trust
19.ARK Venture Fund
20.Bitwise Funds Trust
21.Bluestone Community Development Fund
22.BondBloxx ETF Trust
23.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
24.Bridgeway Funds, Inc.
25.Brinker Capital Destinations Trust
26.Brookfield Real Assets Income Fund Inc.
27.Build Funds Trust
28.Calamos Convertible and High Income Fund
29.Calamos Convertible Opportunities and Income Fund
30.Calamos Dynamic Convertible and Income Fund
31.Calamos Global Dynamic Income Fund
32.Calamos Global Total Return Fund
33.Calamos Strategic Total Return Fund
34.Carlyle Tactical Private Credit Fund
35.Cascade Private Capital Fund
36.Catalyst Strategic Income Opportunities Fund
37.CBRE Global Real Estate Income Fund
38.Center Coast Brookfield MLP & Energy Infrastructure Fund

39.Clifford Capital Partners Fund, Series of World Funds Trust
40.Cliffwater Corporate Lending Fund
41.Cliffwater Enhanced Lending Fund
42.Cohen & Steers Infrastructure Fund, Inc.
43.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
44.CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
45.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
46.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
49.Davis Fundamental ETF Trust
50.Defiance Connective Technologies ETF, Series of ETF Series Solutions
51.Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
52.Defiance Next Gen H2 ETF, Series of ETF Series Solutions
53.Defiance Quantum ETF, Series of ETF Series Solutions
54.Denali Structured Return Strategy Fund
55.Dividend Performers ETF, Series of Listed Funds Trust
56.Dodge & Cox Funds
57.DoubleLine ETF Trust
58.DoubleLine Income Solutions Fund
59.DoubleLine Opportunistic Credit Fund
60.DoubleLine Yield Opportunities Fund
61.DriveWealth ETF Trust
62.EIP Investment Trust
63.Ellington Income Opportunities Fund
64.ETF Opportunities Trust
65.Evanston Alternative Opportunities Fund
66.Exchange Listed Funds Trust
67.Exchange Place Advisors Trust
68.FlexShares Trust
69.Forum Funds
70.Forum Funds II
71.Forum Real Estate Income Fund
72.Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
73.Grayscale Future of Finance ETF, Series of ETF Series Solutions
74.Guinness Atkinson Funds
75.Harbor ETF Trust
76.Harris Oakmark ETF Trust
77.Hawaiian Tax-Free Trust
78.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
79.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
80.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
81.Horizon Kinetics Medical ETF, Series of Listed Funds Trust
82.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
83.IDX Funds
84.Innovator ETFs Trust
85.Ironwood Institutional Multi-Strategy Fund LLC
86.Ironwood Multi-Strategy Fund LLC
87.Jensen Quality Growth ETF, Series of Trust for Professional Managers
88.John Hancock Exchange-Traded Fund Trust
89.Kurv ETF Trust
90.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
91.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
92.Mairs & Power Growth Fund, Series of Trust for Professional Managers
93.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
94.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
95.Manor Investment Funds

96.Milliman Variable Insurance Trust
97.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
98.Morgan Stanley ETF Trust
99.Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
100.Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
101.Morningstar Funds Trust
102.Mutual of America Investment Corporation
103.NEOS ETF Trust
104.Niagara Income Opportunities Fund
105.NXG Cushing® Midstream Energy Fund
106.Opal Dividend Income ETF, Series of Listed Funds Trust
107.OTG Latin American Fund, Series of World Funds Trust
108.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
109.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
110.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
111.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
112.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
113.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
114.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
115.Palmer Square Funds Trust
116.Palmer Square Opportunistic Income Fund
117.Partners Group Private Income Opportunities, LLC
118.Performance Trust Mutual Funds, Series of Trust for Professional Managers
119.Performance Trust Short Term Bond ETF, Series of Trust for Professional Managers
120.Perkins Discovery Fund, Series of World Funds Trust
121.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
122.Plan Investment Fund, Inc.
123.Point Bridge America First ETF, Series of ETF Series Solutions
124.Precidian ETFs Trust
125.Preferred-Plus ETF, Series of Listed Funds Trust
126.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
127.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
128.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
129.Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
130.Renaissance Capital Greenwich Funds
131.Reynolds Funds, Inc.
132.RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
133.RiverNorth Patriot ETF, Series of Listed Funds Trust
134.RMB Investors Trust
135.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
136.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
137.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
138.Roundhill Cannabis ETF, Series of Listed Funds Trust
139.Roundhill ETF Trust
140.Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
141.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
142.Roundhill Video Games ETF, Series of Listed Funds Trust
143.Rule One Fund, Series of World Funds Trust
144.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
145.Six Circles Trust
146.Sound Shore Fund, Inc.
147.SP Funds Trust
148.Sparrow Funds
149.Spear Alpha ETF, Series of Listed Funds Trust
150.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
151.STF Tactical Growth ETF, Series of Listed Funds Trust
152.Strategic Trust

153.Strategy Shares
154.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
155.Tekla World Healthcare Fund
156.Tema ETF Trust
157.The 2023 ETF Series Trust
158.The 2023 ETF Series Trust II
159.The Cook & Bynum Fund, Series of World Funds Trust
160.The Community Development Fund
161.The Finite Solar Finance Fund
162.The Private Shares Fund
163.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
164.Third Avenue Trust
165.Third Avenue Variable Series Trust
166.Tidal ETF Trust
167.Tidal Trust II
168.Tidal Trust III
169.TIFF Investment Program
170.Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
171.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
172.Timothy Plan International ETF, Series of The Timothy Plan
173.Timothy Plan Market Neutral ETF, Series of The Timothy Plan
174.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
175.Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
176.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
177.Total Fund Solution
178.Touchstone ETF Trust
179.T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
180.T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
181.T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
182.T-Rex 2x Long Ether Daily Target ETF
183.TrueShares Active Yield ETF, Series of Listed Funds Trust
184.TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
185.TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
186.TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
187.TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
188.TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
189.TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
190.TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
191.TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
192.TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
193.TrueShares Structured Outcome (May) ETF, Listed Funds Trust
194.TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
195.TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
196.TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
197.TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
198.U.S. Global Investors Funds
199.Union Street Partners Value Fund, Series of World Funds Trust
200.Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
201.Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
202.Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
203.Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
204.Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
205.Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
206.VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
207.VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
208.VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
209.VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

210.VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
211.VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
212.VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
213.VictoryShares Free Cash Flow Growth ETF, Series of Victory Portfolios II
214.VictoryShares Hedged Equity Income ETF, Series of Victory Portfolios II
215.VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
216.VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
217.VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
218.VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
219.VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
220.VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
221.VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
222.VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
223.VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
224.VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
225.VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
226.VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
227.VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
228.VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
229.VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
230.VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
231.VictoryShares WestEnd Economic Cycle Bond ETF, Series of Victory Portfolios II
232.VictoryShares WestEnd Global Equity ETF, Series of Victory Portfolios II
233.VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
234.Virtus Stone Harbor Emerging Markets Income Fund
235.Volatility Shares Trust
236.WEBs ETF Trust
237.West Loop Realty Fund, Series of Investment Managers Series Trust
238.Wilshire Mutual Funds, Inc.
239.Wilshire Variable Insurance Trust
240.WisdomTree Digital Trust
241.WisdomTree Trust
242.XAI Octagon Floating Rate & Alternative Income Term Trust

(b)The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100 Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None
(c)Not applicable

ITEM 33. Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained (i) at the offices of Registrant’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; (ii) at the offices of Registrant’s principal underwriter, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101; (iii) at the offices of Registrant’s investment adviser, Wilshire Advisors LLC, 1299 Ocean Avenue, Suite 600, Santa Monica, California 90401-1085; or (iv) at the offices of Registrant’s custodian, U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.
ITEM 34. Management Services
Not applicable.
ITEM 35. Undertakings
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, each as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has caused this Post-Effective Amendment No. 73 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, and the State of California, on April 15, 2025.

WILSHIRE VARIABLE INSURANCE TRUST

By:	/s/ Jason A. Schwarz
Jason A. Schwarz, President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 73 to the registration statement has been signed below by the following persons in the capacities indicated as of April 15, 2025.

Signature		Title

Edward Gubman*		Trustee
Edward Gubman

Matt Forstenhausler*		Trustee
Matt Forstenhausler

George J. Zock*		Trustee
George J. Zock

Elizabeth A. Levy-Navarro*		Trustee
Elizabeth A. Levy-Navarro

Julian F. Sluyters*		Trustee
Julian F. Sluyters

/s/ Jason A. Schwarz		Trustee, President, and Principal Executive Officer
Jason A. Schwarz

/s/ Michael Wauters		Treasurer and Principal Financial and Accounting Officer
Michael Wauters

*By:	/s/ Michael Wauters
Michael Wauters As Attorney-in-Fact and Agent pursuant to the powers of attorney previously filed or filed herewith.